UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement
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[ ] Definitive Additional Materials
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AMCAP Fund

American Balanced Fund

American Funds College Target Date Series

American Funds Corporate Bond Fund

American Funds Developing World Growth and Income Fund

American Funds Emerging Markets Bond Fund

American Funds Fundamental Investors

American Funds Global Balanced Fund

The American Funds Income Series

American Funds Inflation Linked Bond Fund

American Funds Mortgage Fund

American Funds Portfolio Series

American Funds Retirement Income Portfolio Series

American Funds Short-Term Tax-Exempt Bond Fund

American Funds Strategic Bond Fund

American Funds Target Date Retirement Series

American Funds Tax-Exempt Fund of New York

American Funds Tax-Exempt Series II

American Funds U.S. Government Money Market Fund

American High-Income Municipal Bond Fund

American High-Income Trust

American Mutual Fund

The Bond Fund of America

Capital Income Builder

Capital World Bond Fund

Capital World Growth and Income Fund

EuroPacific Growth Fund

The Growth Fund of America

The Income Fund of America

Intermediate Bond Fund of America

International Growth and Income Fund

The Investment Company of America

Limited Term Tax-Exempt Bond Fund of America

The New Economy Fund

New Perspective Fund

New World Fund, Inc.

Short-Term Bond Fund of America

SMALLCAP World Fund, Inc.

The Tax-Exempt Bond Fund of America

Washington Mutual Investors Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important news about American Funds®

shareholder meetings

Joint proxy statement

Important Proxy Material

PLEASE CAST YOUR VOTE NOW

American Funds

333 South Hope Street, 55th Floor

Los Angeles, California 90071

August 31, 2018

Dear Shareholder:

I am writing to let you know that special shareholder meetings for the American Funds will be held on November 28, 2018 at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time. On the following page you will find a listing of the series and the funds that will be holding meetings (each a “Fund” and, collectively, the “Funds”).

At the meetings, shareholders of each Fund will be asked to vote to elect board members of the Fund. Detailed information about the proposal, including, in particular, a description of the proposed slate of board members for each Fund, is contained in the enclosed material and Joint Proxy Statement, which we invite you to review closely.

Importantly, the current board members of each Fund, most of whom are not affiliated with Capital Group, have considered the proposal and have determined that the proposal detailed in the Joint Proxy Statement is in the best interest of the applicable Fund and its shareholders, and unanimously recommend that you vote “FOR” each of the nominees.

Whether or not you plan to attend the meetings in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save your Fund(s) the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at (800) 421-4225. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

[/s/ Timothy D. Armour ]

Timothy D. Armour

Chairman of the Board and Principal Executive Officer

Capital Research and Management Company,

Investment Adviser to American Funds

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

OF AMERICAN FUNDS

The following series or funds (each a “Fund,” and, collectively, the “Funds”) will each hold special shareholder meetings on November 28, 2018, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time:

AMCAP Fund®

American Balanced Fund®

American Funds College Target Date Series®

American Funds Corporate Bond Fund®

American Funds Developing World Growth and Income FundSM

American Funds Emerging Markets Bond Fund®

American Funds Fundamental Investors®

American Funds Global Balanced FundSM

The American Funds Income Series® – U.S. Government Securities Fund®

American Funds Inflation Linked Bond Fund®

American Funds Mortgage Fund®

American Funds Portfolio SeriesSM

American Funds Retirement Income Portfolio SeriesSM

American Funds Short-Term Tax-Exempt Bond Fund®

American Funds Strategic Bond FundSM

American Funds Target Date Retirement Series®

American Funds Tax-Exempt Fund of New York®

American Funds Tax-Exempt Series IISM – The Tax-Exempt Fund of California®

American Funds U.S. Government Money Market FundSM

American High-Income Municipal Bond Fund®

American High-Income Trust®

American Mutual Fund®

The Bond Fund of America®

Capital Income Builder®

Capital World Bond Fund®

Capital World Growth and Income Fund®

EuroPacific Growth Fund®

The Growth Fund of America®

The Income Fund of America®

Intermediate Bond Fund of America®

International Growth and Income FundSM

The Investment Company of America®

Limited Term Tax-Exempt Bond Fund of America®

The New Economy Fund®

New Perspective Fund®

New World Fund®, Inc.

Short-Term Bond Fund of America®

SMALLCAP World Fund®, Inc.

The Tax-Exempt Bond Fund of America®

Washington Mutual Investors FundSM

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the full text of the Joint Proxy Statement. Below is a brief overview of the proposal to be voted upon. Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date (August 31, 2018), a shareholder of one or more of the Funds. The proposal with respect to each Fund requires the approval of shareholders of such Fund. The Board of Directors or Trustees (the “Board”) of each Fund has approved the proposal to elect Board members for the Fund, as further described below, and recommends that you vote “FOR” each of the nominees.

What am I being asked to vote on?

You are being asked to vote on a proposal (hereinafter, the “Proposal”) to elect Board members of each of the Fund(s) for which you are a shareholder. It has been a number of years since the Funds held special meetings of shareholders to elect Board members, and subsequent changes in the composition of each Fund’s Board now necessitate the election of the nominees. Under the Investment Company Act of 1940 (the “1940 Act”), the Board may fill vacancies by appointment so long as, after the Board fills the vacancy, at least two-thirds of the Board members were elected by shareholders. By electing Board members now, the Funds’ Boards will be able to add new members for a longer period without the expense of conducting additional shareholder meetings. The Joint Proxy Statement contains information relevant to the consideration of nominees for the Boards. Shareholders of each Fund will vote as a separate class to elect members of the Board of the respective Fund. Shareholders of each Fund that offers multiple series of shares with respect to distinct portfolio funds (i.e., American Funds College Target Date Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds Target Date Series) will vote together as a single class and not by individual portfolio fund.

Have the Funds’ Boards approved the Proposal?

The Board of each Fund has approved the Proposal and recommends that you vote “FOR” each of the nominees.

What are the reasons for and advantages of the Proposal?

The Proposal is intended to give the Funds flexibility to add Board members and to efficiently manage costs for the Funds over the long term.

What if the Proposal is not approved?

If there are not enough votes by shareholders of a Fund to approve the Proposal by the time of the Fund’s shareholder meeting, that Fund’s meeting may be adjourned to permit further solicitation of proxy votes. If a Fund’s shareholders do not ultimately approve the Proposal, its Board and Capital Research and Management Company (“CRMC”), the investment adviser to each Fund, will continue to operate the Fund as they currently do. Note, though, that approval of the Proposal for each Fund (other than EUPAC) requires the affirmative vote of a plurality of votes cast at the applicable Shareholder Meeting. Given the plurality voting standard and because each nominee is running unopposed, so long as a quorum is present at a Fund’s Shareholder Meeting, it is likely that each nominee will be elected. See the section of this Joint Proxy Statement captioned “Method of tabulation” for more information regarding the plurality voting standard.

Who is Computershare Fund Services?

Computershare Fund Services (“Computershare”) is not affiliated with the Funds or CRMC, and is a company that specializes in assisting financial firms with shareholder meetings. The Funds have hired Computershare to contact shareholders and record proxy votes. As the shareholder meetings approach, shareholders who have not yet voted their shares may receive a phone call from Computershare asking for shareholders’ votes so that the meetings will not need to be adjourned or postponed.

Who will pay the costs associated with obtaining shareholder approval of the Proposal?

The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Joint Proxy Statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will average across all Funds less than $1.00 per shareholder account.

How many votes am I entitled to cast?

As a shareholder of a Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Fund on the record date (August 31, 2018) with respect to that Fund’s shareholder meeting.

How do I vote my shares?

You may vote your shares via the Internet or by telephone, by mail or by attending a shareholder meeting in person. To vote via the Internet (24 hours a day) or by telephone (24 hours a day), please visit the website or call the number on your proxy card(s) and follow the instructions. When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s).

You can vote by mail by completing, signing and dating the enclosed proxy card (or cards) and mailing it (or them) in the enclosed postage-paid envelope. Proxy cards that are signed and dated but not completed will be voted “FOR” each of the nominees.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call American Funds at (800) 421-4225.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

How do I sign the proxy card?

When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign “Mary Smith, Trustee.”

v

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

August 31, 2018

To shareholders:

Notice is given that a special meeting of shareholders of each of AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund (each a “Fund,” and collectively, the “Funds”) will be held on Wednesday, November 28, 2018, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m. Pacific Time (each meeting of shareholders is referred to as a “Shareholder Meeting,” and, collectively, they are referred to as the “Shareholder Meetings”), and at any adjournment or adjournments thereof, for the following purposes:

1.	To elect board members of the Fund (the “Proposal”).

2.	To consider and act upon any other business as may properly come before the Fund’s Shareholder Meeting and any adjournment or adjournments thereof.

The Board of Directors or Trustees (the “Board”) of each Fund recommends that you vote “FOR” each of the nominees.

The proposed business cannot be conducted for a Fund at its Shareholder Meeting unless the required quorum of shares of the Fund outstanding on August 31, 2018 (the “Record Date”) is present in person or by proxy. Therefore, please cast your vote via the Internet or by telephone or mark, sign, date and return the enclosed proxy card(s) as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Fund’s Shareholder Meeting and any adjournment or adjournments thereof.

This notice and the accompanying proxy material are first being sent to shareholders on or about August 31, 2018.

By order of the Boards of the Funds,

Jennifer L. Butler	Laurie D. Neat
Secretary,	Secretary,
WMIF	AMCAP, AMF, GBAL and ICA

Steven I. Koszalka	Michael W. Stockton
Secretary,	Secretary,
AFCTD, AFMF, AFPS, AFRIS, AFTD, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF	AMBAL, CIB, DWGI, EUPAC, FI, GFA, IFA, IGI, NEF, NPF, NWF, SCWF and WGI

You are invited to attend the Shareholder Meetings in person. However, you may vote prior to the Shareholder Meetings via the Internet, by telephone or by returning your completed proxy card(s). Your vote is important no matter how many shares you owned on the Record Date.

Important

You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by accessing the Internet website as described in the enclosed proxy card(s); (b) by calling the toll-free number as described in the enclosed proxy card(s); or (c) by signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

JOINT PROXY STATEMENT

EXHIBIT

Exhibit A – Form of Nominating and Governance Committee Charter

APPENDICES
Appendix 1 – Director/Trustee and Nominee Information
Appendix 2 – Board and Committee Meetings; Committee Composition
Appendix 3 – Board Member Compensation and Fund Ownership
Appendix 4 – Executive Officers
Appendix 5 – Total Shares Outstanding
Appendix 6 – Principal Beneficial Holders
Appendix 7 – Independent Auditors and Related Fees

Throughout this Joint Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each Fund. A list of the Funds and abbreviations used for each Fund in this Joint Proxy Statement is set forth on the next page.

Fund Abbreviations

Name of Fund	Abbreviation
AMCAP Fund	AMCAP
American Balanced Fund	AMBAL
American Funds College Target Date Series	AFCTD
American Funds Corporate Bond Fund	CBF
American Funds Developing World Growth and Income Fund	DWGI
American Funds Emerging Markets Bond Fund	EMBF
American Funds Fundamental Investors	FI
American Funds Global Balanced Fund	GBAL
The American Funds Income Series: U.S. Government Securities Fund	GVT
American Funds Inflation Linked Bond Fund	ILBF
American Funds Mortgage Fund	AFMF
American Funds Portfolio Series	AFPS
American Funds Retirement Income Portfolio Series	AFRIS
American Funds Short-Term Tax-Exempt Bond Fund	STEX
American Funds Strategic Bond Fund	SBF
American Funds Target Date Retirement Series	AFTD
American Funds Tax-Exempt Fund of New York	TEFNY
American Funds Tax-Exempt Series II: The Tax-Exempt Fund of California	TEFCA
American Funds U.S. Government Money Market Fund	MMF
American High-Income Municipal Bond Fund	AHIM
American High-Income Trust	AHIT
American Mutual Fund	AMF
The Bond Fund of America	BFA
Capital Income Builder	CIB
Capital World Bond Fund	WBF
Capital World Growth and Income Fund	WGI
EuroPacific Growth Fund	EUPAC
The Growth Fund of America	GFA
The Income Fund of America	IFA
Intermediate Bond Fund of America	IBFA
International Growth and Income Fund	IGI
The Investment Company of America	ICA
Limited Term Tax-Exempt Bond Fund of America	LTEX
The New Economy Fund	NEF
New Perspective Fund	NPF
New World Fund, Inc.	NWF
Short-Term Bond Fund of America	STBF
SMALLCAP World Fund, Inc.	SCWF
The Tax-Exempt Bond Fund of America	TEBF
Washington Mutual Investors Fund	WMIF

With the exception of EUPAC, which is a Massachusetts business trust, and NWF and SCWF, which are Maryland corporations, each of the Funds is a Delaware statutory trust.

PART I — THE PROPOSAL

Shareholders of each Fund will vote separately on the Proposal. The successful passage of the Proposal as to any Fund is not conditioned on the approval of the Proposal by the shareholders of any other Fund.

THE PROPOSAL: TO ELECT BOARD MEMBERS

The purpose of the Proposal is to elect members of the board of directors/trustees (the “Board”) for each of the Funds. You are being asked to vote for the election of directors or trustees for your Fund(s).

It is intended that the enclosed proxy card(s) will be voted for all nominees (the “nominees”) listed below for the applicable Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, each nominee’s term in office will commence on January 1, 2019 and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the applicable Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the applicable Board.

Pertinent information about each of the nominees, including information relating to the experience, attributes and skills relevant to the nominee’s qualifications to serve on the Board, is set forth in Appendix 1 to this Joint Proxy Statement. Following is the list of nominees and the Fund(s) for which he or she is standing for election.

Independent Board Members[1]	Funds
Gina F. Adams	WMIF
Elisabeth Allison	EUPAC, NPF, NWF
Charles E. Andrews	WMIF
William H. Baribault	AFCTD, AFPS, AFRIS, AFTD, AMBAL, DWGI, IFA, IGI, Fixed Income Funds[2]
Joseph C. Berenato	CIB, FI, GFA, NEF, SCWF, WGI
Joseph J. Bonner	FI, GFA, SCWF
Louise H. Bryson	AMCAP, AMF, FI, GBAL, GFA, ICA, SCWF
Michael C. Camuñez	AMBAL, DWGI, IFA, IGI
Vanessa C. L. Chang	AMBAL, DWGI, EUPAC, IFA, IGI, NPF, NWF
Mary Anne Dolan	AMCAP, AMF, CIB, FI, GBAL, GFA, ICA, NEF, SCWF, WGI
James G. Ellis	AFCTD, AFPS, AFRIS, AFTD, AMCAP, AMF, GBAL, ICA, Fixed Income Funds[2]
Nariman Farvardin	AFCTD, AFPS, AFRIS, AFTD, WMIF , Fixed Income Funds[2]
John G. Freund	CIB, FI, GFA, NEF, SCWF, WGI
Pablo R. González Guajardo	AMCAP, AMF, EUPAC, GBAL, ICA, NPF, NWF

Independent Board Members[1]	Funds
Yvonne L. Greenstreet	FI, GFA, SCWF
Pedro J. Greer, Jr.	CIB, NEF, WGI
Linda Griego	AMBAL, DWGI, FI, GFA, IFA, IGI, SCWF
Mary Davis Holt	AFCTD, AFPS, AFRIS, AFTD, WMIF, Fixed Income Funds[2]
R. Clark Hooper	AFCTD, AFPS, AFRIS, AFTD, CIB, NEF, WGI, WMIF, Fixed Income Funds[2]
Merit E. Janow	AFCTD, AFPS, AFRIS, AFTD, CIB, NEF, WGI, Fixed Income Funds[2]
Leonade D. Jones	AMBAL, CIB, DWGI, FI, GFA, IFA, IGI, NEF, SCWF, WGI
William D. Jones	AMBAL, AMCAP, AMF, DWGI, GBAL, ICA, IFA, IGI
Martin E. Koehler	EUPAC, NPF, NWF
Earl Lewis, Jr.	CIB, NEF, WGI
John C. Mazziotta	AMCAP, AMF, GBAL, ICA
William R. McLaughlin	AMCAP, AMF, GBAL, ICA
Sharon I. Meers	FI, GFA, SCWF
Pascal Millaire	EUPAC, NPF, NWF
William I. Miller	EUPAC, NPF, NWF
Laurel B. Mitchell	AFCTD, AFPS, AFRIS, AFTD, WMIF, Fixed Income Funds[2]
Donald L. Nickles	WMIF
Alessandro Ovi	EUPAC, NPF, NWF
James J. Postl	AMBAL, DWGI, IFA, IGI
Josette Sheeran	AMBAL, DWGI, EUPAC, IFA, IGI, NPF, NWF
Kenneth M. Simril	AMCAP, AMF, FI, GBAL, GFA, ICA, SCWF
John Knox Singleton	WMIF
Margaret Spellings	AFCTD, AFPS, AFRIS, AFTD, AMBAL, DWGI, IFA, IGI, WMIF, Fixed Income Funds[2]
Isaac Stein	AMBAL, DWGI, IFA, IGI
Christopher E. Stone	CIB, FI, GFA, NEF, SCWF, WGI
Lydia Waters Thomas	WMIF
Alexandra Trower	AFCTD, AFPS, AFRIS, AFTD, Fixed Income Funds[2]
Kathy J. Williams	AMCAP, AMF, GBAL, ICA
Amy Zegart	EUPAC, NPF, NWF

Interested Board Members[3]	Funds
Hilda L. Applbaum	AMBAL, DWGI, IFA, IGI
Alan N. Berro	WMIF
Brady L. Enright	FI, GFA, SCWF
Michael C. Gitlin	AFCTD, AFPS, AFRIS, AFTD, Fixed Income Funds[2]
Gregory D. Johnson	AMBAL, DWGI, IFA, IGI
Joanna F. Jonsson	EUPAC, NPF, NWF

Interested Board Members[3]	Funds
Carl M. Kawaja	EUPAC, NPF, NWF
Winnie Kwan	CIB, NEF, WGI
Sung Lee	CIB, NEF, WGI
Anne-Marie Peterson	FI, GFA, SCWF
William L. Robbins	AMCAP, AMF, GBAL, ICA
Eric H. Stern	WMIF
James Terrile	AMCAP, AMF, GBAL, ICA
Bradley J. Vogt	AFCTD, AFPS, AFRIS, AFTD
Karl J. Zeile	Fixed Income Funds[2]

[1]

The term “independent” Board member refers to a Board member who is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Each “independent” Board nominee was nominated by the applicable Fund’s current “independent” members.

[2]	Fixed Income Funds are AFMF, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF.
[3]	Board member affiliated with Capital Research and Management Company (“CRMC”) or its affiliates.

The following current Independent Directors (defined below) are planning to retire from their respective Board(s) at the end of 2018: Leonard R. Fuller (AFCTD, AFPS, AFRIS, AFTD, AMCAP, AMF, Fixed Income Funds, GBAL and ICA) and Frank M. Sanchez (AFCTD, AFPS, AFRIS, AFTD and Fixed Income Funds). These Board members will remain on their respective Board(s) until their retirement (or, if later, until their respective successors are elected and qualified) but will not stand for election at the upcoming Shareholder Meetings. Pertinent information about each of these Board members is included in Appendix 1 to this Joint Proxy Statement.

THE BOARD OF EACH OF THE RESPECTIVE FUNDS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR YOUR FUND(S).

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED.

Board leadership structure

The chair of each Board is currently an independent director/trustee who is not an “interested person” of his or her applicable Fund within the meaning of the 1940 Act (an “Independent Director”). The Boards have determined that an independent chair facilitates oversight and enhances the effectiveness of the Boards. Each independent chair’s duties include, without limitation, generally presiding at meetings of the respective Board, approving Board meeting schedules and agendas, leading meetings of the Independent Directors in executive session, facilitating communication with committee chairs and serving as the principal Independent Director contact for Fund management and counsel to the Independent Directors and the Fund.

Board role in risk oversight

The operations of each Fund are supervised by its Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of each Fund, including risk management, is the responsibility of the Fund’s contractual service providers, including the Fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Fund’s operations, including the processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Boards oversee the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Boards receive reports regarding the operations of a Fund’s service providers, including risks. For example, the Boards receive reports from investment professionals regarding risks related to a Fund’s investments and trading. The Boards also receive compliance reports from the chief compliance officers of the Funds and CRMC addressing certain areas of risk.

As described in greater detail below, each Board has organized three standing committees, each of which is comprised entirely of Independent Directors: an audit committee, a contracts committee and a nominating and governance committee. Those committees, as well as joint committees of Independent Directors of the Funds, also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s objectives. As a result of the foregoing and other factors, the ability of the Funds’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

Each Board member serving on a committee was an “Independent Director” during such Fund’s most recent fiscal year. The current membership for each committee is set forth in Appendix 2 to this Joint Proxy Statement. If the nominees are elected, each Board may reconstitute its committees; however, each Board expects that only Independent Directors will continue to comprise the committees.

Each Fund has an audit committee composed of certain Independent Directors. The audit committee provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers. The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and its full Board.

Each Fund has a contracts committee composed of all of the Board’s Independent Directors. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal

Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under Rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make recommendations to the Fund’s full Board on these matters.

Each Fund has a nominating and governance committee composed of certain Independent Directors. The nominating and governance committee operates under a written charter, a form of which is set forth in Exhibit A to this Joint Proxy Statement. The nominating and governance committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating and governance committee also coordinates annual self-assessments of each Fund’s Board and evaluates, selects and nominates Independent Directors to the full Board. While the nominating and governance committee of each Fund normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the nominating and governance committee of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee (see also the section of this Joint Proxy Statement titled “Shareholder Proposals”).

Board member compensation and Fund ownership

Compensation paid to each Independent Director for the Fund(s) he or she oversees as a Board member, during the most recent fiscal year for each Fund, is set forth in Appendix 3 to this Joint Proxy Statement. The value of Fund shares owned by each Director or nominee in the Fund(s) he or she oversees, or would oversee, as a Board member as of June 30, 2018, is also set forth in Appendix 3 to this Joint Proxy Statement. No compensation is paid by the Fund to any Director who is affiliated with the investment adviser. No pension or retirement benefits are accrued to any nominee as part of Fund expenses.

Other officers

Set forth in Appendix 4 to this Joint Proxy Statement are the executive officers of each Fund as of the date of this Joint Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

No officer, director or employee of CRMC receives any remuneration from any Fund.

Board correspondence

The Funds do not hold annual meetings of shareholders and, therefore, do not have a policy with regard to Board member attendance at such meetings. If a shareholder wishes to send a communication to any of the Boards, or to a specified Board member, the communication should be submitted in writing to the Secretary of the applicable Fund(s) at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

PART II

ADDITIONAL INFORMATION ABOUT THE FUNDS

THE INVESTMENT ADVISER. CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to each Fund. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolios and business affairs of each Fund pursuant to an Investment Advisory and Service Agreement with the Fund.

THE UNDERWRITER. American Funds Distributors, Inc., a wholly owned subsidiary of CRMC, is the principal underwriter of the Funds’ shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 N. Meridian Street, Indianapolis, IN 46032.

THE TRANSFER AGENT. American Funds Service Company, a wholly owned subsidiary of CRMC, maintains the records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions for each Fund. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company, or its affiliates, and the third parties receive compensation in accordance with the terms of such agreements.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the custodian for the cash and securities of AFCTD, FI, GFA, NEF and SCWF. Bank of New York Mellon, One Wall Street, New York, NY 10286, is the custodian for the cash and securities of AFMF, AFRIS, CBF, DWGI, EMBF, GBAL, ILBF, and TEFNY. JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017, is the custodian for the cash and securities of each of the other Funds.

OTHER MATTERS. Each Fund’s last audited financial statements and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Fund at 333 South Hope Street, Los Angeles, CA 90071 or by calling American Funds Service Company, toll free, at (800) 421-4225.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call American Funds Service Company at (800) 421-4225 or write to the secretary of the Fund at 333 South Hope Street, Los Angeles, CA 90071 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of each Fund as of June 30, 2018 were as set forth in Appendix 5.

Each Fund’s shareholders who are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2018 are set forth in Appendix 6.

As of June 30, 2018, the officers and directors/trustees of each Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of such Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Each Fund’s Audit Committee acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”). The Audit Committee of each Fund is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The members of each Fund’s Audit Committee, all of whom are Independent Directors, are indicated in Appendix 2.

SELECTION OF AUDITORS. The Audit Committee and the Board of each Fund have selected either Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as indicated in Appendix 7, as auditors of such Fund for the current fiscal year. The Funds do not expect representatives of D&T or PwC to be present at the Shareholder Meetings; however, representatives of D&T and/or PWC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to D&T or PwC by each Fund for professional services rendered for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements for the Fund’s last two fiscal years are set forth in Appendix 7.

AUDIT-RELATED FEES. The aggregate fees paid to D&T or PwC by each Fund for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements for the Fund’s last two fiscal years and not reported under “Audit Fees” above are set forth in Appendix 7.

TAX FEES. The aggregate fees paid to D&T or PwC by each Fund for tax compliance, tax advice or tax planning services (“tax services”) rendered by D&T or PwC to a Fund for that Fund’s last two fiscal years are set forth in Appendix 7. The tax services for which these fees were paid related to the preparation of the Fund’s tax returns.

ALL OTHER FEES. The Funds did not pay any fees for products or services provided by D&T or PwC to the Funds, other than those reported above, for each Fund’s last two fiscal years.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to D&T or PwC by each Fund for non-audit services provided to such Fund, to CRMC and to any entity controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund for each Fund’s last two fiscal years are set forth in Appendix 7. The Audit Committee of each Fund has determined that the provision of such non-audit services, including tax-related services, to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund is compatible with maintaining D&T’s or PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of each Fund has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by D&T or PwC be pre-approved by the Audit Committee. The Audit Committee of each Fund has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the Audit Committee Chair, provided the Audit Committee Chair reports such matters to the full Audit Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETINGS

SOLICITATION OF PROXIES. Your vote is being solicited by, and on behalf of, the Directors of each Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds have engaged Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. We estimate the total costs associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Joint Proxy Statement and solicitation of shareholders’ votes, will average across all Funds less than $1.00 per shareholder account. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If your Fund does not receive your proxy by a certain time you may receive a telephone call from Computershare asking you to vote. In any case, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable state telemarketing laws. The Fund does not reimburse Directors and officers of the Fund or regular employees and agents of CRMC involved in the solicitation of proxies. The Funds intend to pay all costs associated with the solicitation and the Shareholder Meetings. Such costs will be allocated among the Funds.

VOTING BY BROKER-DEALERS. The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation material, the Funds understand that broker-dealers may vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Holders of a majority of the outstanding shares of EUPAC and holders of one-third of the outstanding shares of every other Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the Proposal with respect to that Fund. Proxies returned with respect to shares over which broker-dealers have discretionary voting power, shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxy instructions reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHOD OF TABULATION. Except for EUPAC, approval of the Proposal as to each Fund requires the affirmative vote of a plurality of the votes cast in person or by proxy at the applicable Shareholder Meeting. It is expected that, as to each of these Funds, the Proposal will be approved and each nominee to the respective Board will be elected. Under a plurality voting standard, the nominee receiving the greatest number of affirmative votes will be elected for the board seat for which he or she has been nominated, regardless of whether the nominee receives a majority of the votes cast. In other words, a majority of a Fund’s shareholders could withhold approval of a nominee’s election, but, so long as a quorum is present, the nominee could be elected with a single “FOR” vote so long as no other person receives any “FOR” votes. Because a single nominee has been nominated for each available Board seat and because each nominee is running unopposed, provided a quorum is present, each nominee for each Fund (other than EUPAC) is expected to be elected.

For EUPAC, approval of the Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting of the Fund.

Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal. Proxy cards that are signed and dated, but not completed, will be voted “FOR” each of the nominees for the applicable Fund(s).

ADJOURNMENT. With respect to any Fund, whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time. For each Fund (other than EUPAC, NWF and SCWF), the Shareholder Meeting may also be adjourned to another date and time by, or upon the authority of, the Chairman of the Board or the Directors of the Fund. For EUPAC, NWF and SCWF, the

Shareholder Meeting may also be adjourned to another date, time or place by the Chairman of the meeting. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve the Proposal or for any other reason consistent with applicable laws and the Fund’s charter, bylaws or other governing documents, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Fund did not have timely notice.

SHAREHOLDER PROPOSALS. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the Fund’s office at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again — via the Internet, with your proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, CA 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS. No business other than the matter described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of a Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board,

Jennifer L. Butler
Secretary, WMIF

Steven I. Koszalka
Secretary, AFCTD, AFMF, AFPS, AFRIS, AFTD, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF

Laurie D. Neat
Secretary, AMCAP, AMF, GBAL and ICA

Michael W. Stockton
Secretary, AMBAL, CIB, DWGI, EUPAC, FI, GFA, IFA, IGI, NEF, NPF, NWF, SCWF and WGI

August 31, 2018

EXHIBITS AND APPENDICES

EXHIBIT

Exhibit A – Form of Nominating and Governance Committee Charter	A-1

APPENDICES

Appendix 1 – Director/Trustee and Nominee Information	1-1
Appendix 2 – Board and Committee Meetings; Committee Composition	2-1
Appendix 3 – Board Member Compensation and Fund Ownership	3-1
Appendix 4 – Executive Officers	4-1
Appendix 5 – Total Shares Outstanding	5-1
Appendix 6 – Principal Beneficial Holders	6-1
Appendix 7 – Independent Auditors and Related Fees	7-1

EXHIBIT A

FORM OF

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	COMMITTEE ORGANIZATION

The Nominating and Governance Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Fund/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Fund/Trust under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund/Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Fund’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)

Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)

Identify and screen independent board member candidates for appointment to the Board, and submit final recommendations to the full Board for approval.[1] The Committee will, in identifying and screening candidates, consider any policies and objectives it has previously formulated concerning independent board member skills and characteristics.

(c)	Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.[2]

(d)

Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of board members or raise concerns regarding potential conflicts of interest.

(e)	Make recommendations to the full Board concerning the appointment of the Chairman and Vice Chairman of the Board.

(f)

Make recommendations to the full Board concerning the appointment of independent board members to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(g)

Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

(h)	Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.

(i)	Consider governance-related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.

[1]

Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board will be made exclusively by the Committee.

[2]

Board member compensation recommendations may take into account the size of the Fund, the demands placed on the independent board members, the practices of other mutual fund groups, the need to attract and retain qualified independent board members, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

[3]

Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual board members, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)

Provide oversight regarding the orientation of new independent board members.[4] The Committee Chair will designate an experienced independent board member to assist, and be available to, each new independent board member during his or her first year of service on the Board.

(b)

Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and of its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and material and presentations, and, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

[4]

It is expected that orientation material will be provided to each new board member and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund board members and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent board members are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

APPENDIX 1

Director/Trustee and Nominee Information

Each Fund’s nominating and governance committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

Each Fund seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Fund’s Independent Directors draw in connection with their service, the following table summarizes key experience for each nominee. These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements, and shall not be deemed to impose any greater responsibility or liability on any nominee, director/trustee or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Joint Proxy Statement.

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Independent Director/Trustee[1]
Gina F. Adams 1958	Nominee: WMIF	Senior Vice President, Government Affairs, FedEx Corporation (transportation/logistics company)	1	None

1-1

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Elisabeth Allison 1946	Director: NWF (1999) Trustee: EUPAC (1991); NPF (1991)	Trustee, Co-Director, The Stanton Foundation	3	None
Charles E. Andrews 1952	Trustee: WMIF (2013)	Board Member and Advisor, MorganFranklin Consulting (business consulting and technology solutions); Consultant and corporate director; former CEO, MorganFranklin Consulting	1	Marriott Vacations Worldwide Corporation; NVR, Inc. Former director of WashingtonFirst Bankshares, Inc. (until 2017)
William H. Baribault 1945	Trustee: AFTD (2009); AFMF, AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA, TEFNY, WBF (2010); AFCTD, AFPS, AMBAL, CBF, IFA, IGI, ILBF (2012); DWGI (2013); AFRIS, EMBF, SBF (2015)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Joseph C. Berenato 1946	Chairman of the Board: NEF (2000); CIB, WGI (2005); Director: SCWF (2000) Trustee: FI, GFA (2003)	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	Former director of Ducommun Incorporated (until 2017)

1-2

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Joseph J. Bonner 1955	Nominee: FI, GFA, SCWF	President and CEO, Solana Beach Capital LLC (real estate advisory); Board Member, USAA Real Estate (real estate investment management); Advisory Board Member, Everwest Real Estate Partners (real estate investment management); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank); Chief Investment Officer, Mubadala Pramerica Real Estate Investors (real estate investment management)	3	None
Louise H. Bryson 1944	Trustee: ICA (1999), FI, GFA (2008); AMCAP, AMF, GBAL (2010); Director: SCWF (2010)	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None

1-3

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Michael C. Camuñez 1969	Nominee: AMBAL, DWGI, IFA, IGI	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); Former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison
Vanessa C. L. Chang 1952	Trustee: NPF (2000); EUPAC (2005); AMBAL, IFA, IGI (2012); DWGI (2013) Director: NWF (2005)	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Mary Anne Dolan 1947	Chairman of the Board: SCWF (2008); FI, GFA (2010); Trustee: AMF (1993); AMCAP (1998); ICA (2000); NEF (2008); CIB, GBAL, WGI (2010)	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis 1947	Trustee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, STBF, TEBF, TEFCA, WBF (2006); ICA (2008); MMF, STEX (2009); AFMF, AFTD, AMCAP, AMF, GBAL, TEFNY (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)

1-4

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Nariman Farvardin 1956	Trustee: WMIF (2007); AFCTD, AFMF, AFPS, AFRIS, AFTD, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY, WBF (2018)	President, Stevens Institute of Technology	78	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)
John G. Freund, MD 1953	Director: SCWF (2000) Trustee: FI, GFA (2010); CIB, WGI, NEF (2016)	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6

Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.

Former director of MAKO Surgical Corporation (until 2013); Concert Pharmaceuticals, Inc. (until 2015); XenoPort, Inc. (until 2016)

Leonard R. Fuller[5] 1946	Trustee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, TEBF, TEFCA, WBF (1994); STEX (1995); ICA (2002); STBF (2006); AFTD (2007); MMF (2009); AFMF, AMCAP, AMF, GBAL, TEFNY (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015)	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	None	None

1-5

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Pablo R. González Guajardo 1967	Director: NWF (2014) Trustee: EUPAC, NPF (2014); AMCAP, AMF, ICA, GBAL (2015)	CEO, Kimberly-Clark de México, S.A.B. de C.V.	17	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Yvonne L. Greenstreet 1962	Nominee: FI, GFA, SCWF	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and Managing Director, Highgate LLC (consulting); Senior Vice President, Pfizer	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals); Moelis & Company (investment banking); Advanced Accelerator Applications (pharmaceuticals)
Pedro J. Greer Jr. 1956	Trustee: CIB, NEF, WGI (2016)	Physician; Chairman/Associate Dean, Florida International University	3	None
Linda Griego 1947	Trustee: AMBAL, IFA, IGI (2012); DWGI (2013); FI, GFA (2015); Director: SCWF (2015)	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation

1-6

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Mary Davis Holt 1950	Trustee: WMIF (2010); AFCTD, AFMF, AFPS, AFRIS, AFTD, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY, WBF (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	78	None
R. Clark Hooper 1946	Chairman of the Board: AHIM, AHIT, BFA, GVT, IBFA, LTEX, STEX, TEBF, TEFCA, WBF (2005); STBF (2006); MMF (2009); AFMF, AFTD, TEFNY (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015) Trustee: WMIF (2003); NEF (2006); CIB, WGI (2010)	Private investor	81	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)
Merit E. Janow 1958	Trustee: CIB, WGI (2001); AFTD (2007); AFMF, AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, NEF, STBF, STEX, TEBF, TEFCA, TEFNY, WBF (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015)	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

1-7

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Leonade D. Jones 1947	Trustee: AMBAL, GFA, IFA (1993); NEF (1995); FI (1998); IGI (2008); CIB, WGI (2010); DWGI (2013); Director: SCWF (1995)	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones 1955	Chairman of the Board: AMCAP, AMF (2006); GBAL, ICA (2010) Trustee: AMBAL, IFA, IGI (2008); DWGI (2013)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	18	Sempra Energy
Martin E. Koehler 1957	Trustee: EUPAC, NPF (2015) Director: NWF (2015)	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Deutsche Lufthansa AG
Earl Lewis, Jr. 1955	Trustee: CIB, NEF, WGI (2017)	Former President, The Andrew W. Mellon Foundation	3	2U, Inc.

1-8

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
John C. Mazziotta, MD, PhD 1949	Trustee: AMCAP, AMF, GBAL, ICA (2011)	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin 1956	Trustee: AMCAP, AMF, GBAL, ICA (2015)	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Sharon I. Meers 1965	Trustee: FI, GFA (2017) Director: SCWF (2017)	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Pascal Millaire 1983	Nominee: EUPAC, NPF, NWF	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); Vice President and General Manager, Symantec Corporation (cybersecurity company); Fingi Inc (enterprise software)	3	None

1-9

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
William I. Miller 1956	Trustee: EUPAC, NPF (1992); Director: NWF (1999)	President, The Wallace Foundation	3	Cummins, Inc.
Laurel B. Mitchell, PhD 1955	Nominee: WMIF Trustee: BFA, MMF, STBF, STEX, TEFCA (2009); AFMF, AFTD, AHIM, AHIT, GVT, IBFA, LTEX, TEBF, TEFNY, WBF (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015)	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Donald L. Nickles 1948	Trustee: WMIF (2007)	Chairman and CEO, The Nickles Group (consulting and business venture); former United States Senator (Oklahoma) (1981 – 2005)	1	Valero Energy Corporation
Alessandro Ovi 1944	Director: NWF (2001); Trustee: EUPAC (2002); NPF (2005)	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV Former director of Guala Closures SpA (until 2015)

1-10

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
James J. Postl 1946	Trustee: AMBAL (2007); IFA, IGI (2008); DWGI (2013)	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Former director of Pulte, Inc. (until 2017)
Frank M. Sanchez[6] 1943	Trustee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, STEX, TEBF, TEFCA, WBF (1999); STBF (2006); MMF (2009); AFMF, AFTD, TEFNY (2010); AFCTD, AFPS, CBF, ILBF (2012); AFRIS, EMBF, SBF (2015)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	None	None
Josette Sheeran 1954	Nominee: AMBAL, DWGI, IFA, IGI Trustee: EUPAC, NPF (2015); Director: NWF (2015)	President and CEO, Asia Society; United Nations Special Envoy for Haiti; former Vice Chair, World Economic Forum	7	None
Kenneth M. Simril 1965	Nominee: AMCAP, AMF, GBAL, ICA Trustee: FI, GFA (2016); Director: SCWF (2016)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
John Knox Singleton 1948	Chairman of the Board: WMIF (2001)	Former President and CEO, INOVA Health System	1	Healthcare Realty Trust, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)

1-11

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Margaret Spellings 1957	Trustee: MMF, STBF, STEX (2009); AFMF, AFTD, AHIM, AHIT, BFA, GVT, IBFA, LTEX, TEBF, TEFCA, TEFNY, WBF (2010); AFCTD, AFPS, AMBAL, CBF, IFA, IGI, ILBF (2012); DWGI (2013); AFRIS, EMBF, SBF, WMIF (2015)	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	Former director of Apollo Education Group, Inc. (until 2013); ClubCorp Holdings, Inc. (until 2017)
Isaac Stein 1946	Chairman of the Board: AMBAL, IFA (2004); IGI (2008); DWGI (2013)	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Former director of Maxygen, Inc. (until 2013); Alexza Pharmaceuticals, Inc. (until 2016)
Christopher E. Stone 1956	Director: SCWF (2007) Trustee: NEF (2007); CIB, WGI (2009); FI, GFA (2010)	Former President, Open Society Foundations	6	None
Lydia Waters Thomas, PhD 1944	Trustee: WMIF (2010)	Corporate director	1	Mueller Water Products, Inc. Former director of Cabot Corporation (until 2017)

1-12

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Alexandra Trower 1964	Nominee: AHIT, BFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA, WBF Trustee: AFCTD, AFMF, AFPS, AFRIS, AFTD, AHIM, CBF, EMBF, GVT, IBFA, ILBF, SBF, TEFNY (2018)	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None
Kathy J. Williams 1955	Nominee: AMCAP, AMF, GBAL, ICA	Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Pubic Radio	4	None
Amy Zegart 1967	Nominee: EUPAC, NPF, NWF	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University; Director Kratos Defense & Security Solutions	3	Kratos Defense & Security Solutions

1-13

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Interested Director/Trustee[7]
Hilda L. Applbaum 1961	Nominee: AMBAL, DWGI, IGI President and Trustee: IFA (1998) President: AMBAL (1999)	Partner – Capital World Investors (CWI), CRMC	4	None
Timothy D. Armour[8] 1960	President and Trustee: NEF (1991)	Chairman of the Board, CRMC; Partner – CWI, CRMC; Chairman of the Board and CEO, The Capital Group Companies, Inc.[9] (CGC)	None	None
Alan N. Berro 1960	President and Trustee: WMIF (2012)	Partner – CWI, CRMC; Director, CRMC	1	None
Mark E. Denning[8] 1957	President and Trustee: WGI (1993)	Partner – CWI, Capital Research Company[9] (CRC); Partner – CWI, Capital International, Inc.[9] (CIInc.); Director, CRMC	None	None
Brady L. Enright 1967	Nominee: GFA, SCWF President and Trustee: FI (2015) Senior Vice President: SCWF (2004)	Partner – CWI, CRMC; Director, CGC[9]	3	None

1-14

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Michael C. Gitlin 1970	Nominee: AFCTD, AFPS, AFRIS, AFTD Trustee: AFMF, AHIM, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, LTEX, MMF, SBF, STBF, STEX, TEBF, TEFCA, TEFNY, WBF (2015)	Partner – Capital Fixed Income Investors (CFII), CRMC; Director, CGC[9]; served as Head of Fixed Income at a large investment management firm prior to joining CRMC in 2015	77	None
Joyce E. Gordon[8] 1956	President and Trustee: AMF (1996-2001, 2005); Senior Vice President and Trustee: CIB (1996)	Partner – Capital Research Global Investors (CRGI), CRMC; Director, CRMC	None	None
Nicholas J. Grace[8] 1966	President and Director: NWF (2008)	Partner – CRGI, CRC[9]; Director, CGC[9]	None	None
Claudia P. Huntington[8] 1952	President and Trustee: NEF (1996) Senior Vice President and Trustee: AMCAP (1992)	Partner – CRGI, CRMC; Director, CGC[9]	None	None
Gregory D. Johnson 1963	Nominee: DWGI, IFA, IGI President and Trustee: AMBAL (2003)	Partner – CWI, CRMC; Director, CRMC	4	None
Joanna F. Jonsson 1963	Nominee: EUPAC, NWF President and Trustee: NPF (2008)	Partner – CWI, CRMC; Partner – CWI, Capital Bank and Trust Company[9] (CB&T); Director, CRMC	3	None

1-15

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Carl M. Kawaja 1964	Nominee: NPF, NWF President and Trustee: EUPAC (2003); President: NWF (1999-2016, 2018)	Partner – CWI, CRMC; Director, CGC[9]	3	None
Michael T. Kerr[8] 1959	President and Trustee: GFA (1998)	Partner – Capital International Investors (CII), CRMC	None	None
Jonathan Knowles, PhD[8] 1961	President and Director: SCWF (2000)	Partner – CWI, CIInc.[9]; Director, CGC[9]	None	None
Winnie Kwan 1972	Nominee: CIB, NEF, WGI Senior Vice President: CIB (2017)	Partner – CRGI, CIInc.[9]	3	None
Sung Lee 1966	Nominee: CIB, NEF, WGI President: WGI (2008)	Partner – CRGI, CIInc.[9]	3	None
James B. Lovelace[8] 1956	President and Trustee: CIB (1992), ICA (1994)	Partner – CRGI, CRMC; Director, CRMC	None	None
Robert W. Lovelace[8] 1962	President and Trustee: NPF (2001); President and Director: NWF (1999)	President and Director, CRMC; Partner – CII, CRMC; Vice Chairman of the Board, CGC[9]; Director, Capital Group Private Markets, Inc.[9] (CGPM)	None	None
Kristine M. Nishiyama[8] 1970	President and Trustee: MMF (2009)	Senior Vice President and Senior Counsel, Fund Business Management Group – CRMC; Chair, Senior Vice President and General Counsel – CB&T	None	None

1-16

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Donald D. O’Neal[8] 1960	President and Trustee: ICA (1994), GFA (1995)	Partner – CII, CRMC; Director, CRMC	29	None
Dina N. Perry[8] 1945	Senior Vice President and Trustee: FI (1994)	Partner – CWI, CRMC	None	None
Anne-Marie Peterson 1972	Nominee: FI, GFA, SCWF President: GFA (2016)	Partner – CWI, CRMC; Director, CGC[9]	3	None
Eric S. Richter[8] 1960	President and Trustee: GBAL (2010)	Partner – CRGI, CRMC	None	None
William L. Robbins 1968	Nominee: AMCAP, ICA, GBAL President and Trustee: AMF (2004)	Partner, CII, CRMC	4	None
Paul F. Roye[8] 1953	Executive Vice President and Trustee: WMIF (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, CRMC; Director, CRMC	None	None
John H. Smet[8] 1956	President and Trustee: BFA (1994); Senior Vice President and Trustee: AFTD (2007); Trustee: GVT, IBFA (1993); AFMF (2010); AHIT, STBF, WBF (2011); CBF, ILBF (2012); EMBF, SBF (2015)	Partner – CFII, CRMC; Director, CRMC	None	None
Eric H. Stern 1964	Nominee: WMIF President: WMIF (2014)	Partner – CII, CRMC; Partner – CII, CB&T9; Partner – CII, Capital Guardian Trust Company[9] (CGTC)	1	None

1-17

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
James Terrile 1965	Nominee: AMF, ICA, GBAL President and Trustee: AMCAP (2006) Senior Vice President: AMF (2007)	Partner – CRGI, CRMC; Director, CGC[9]; Director, Capital Strategy Research, Inc.[9] (CSR)	4	None
Bradley J. Vogt 1965	Nominee: AFTD Senior Vice President and Trustee: AFPS, AFCTD (2012); AFRIS (2015); President: AFTD (2012)	Chairman of the Board, CRC[9]; Partner – CRGI, CRMC; Director, CGC[9]	29	None
Shaw B. Wagener[8] 1959	President and Trustee: DWGI (2013)	Chairman of the Board, Capital Group International, Inc.[9] (CGII); Chairman of the Board, CIInc.[9]; Director, CGPM[9]; Partner – CII, CRMC	None	None
Steven T. Watson[8] 1955	President and Trustee: IGI (2008)	Partner – CII, CIInc.[9]	None	None
Gregory W. Wendt[8] 1961	President and Director: SCWF (1992)	Partner – CRGI, CRMC	None	None

1-18

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Karl J. Zeile 1966	Nominee: AFMF, AHIT, BFA, CBF, EMBF, GVT, IBFA, ILBF, MMF, SBF, STBF, WBF President and Trustee: TEBF (2009); Senior Vice President and Trustee: LTEX (2004); AHIM (2008); TEFCA (2009); TEFNY (2010); Trustee: STEX (2011)	Partner – CFII, CRMC; Director, CGC[9]	19	None

[1]	The term independent director/trustee refers to a director/trustee who is not an “interested person” of the Fund within the meaning of the 1940 Act.
[2]	Directors/Trustees and officers of the Fund serve until their resignation, removal or retirement.
[3]	Funds managed by CRMC or its affiliates. The number of portfolios within the fund complex overseen by a director/trustee includes portfolios that a nominee would oversee if elected.
[4]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by CRMC or its affiliates) that are held by each director/trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

[5]

Mr. Fuller plans to retire from the Boards of AFCTD, AFTD, AFPS, AFRIS, AMCAP, AMF, Fixed Income Funds, GBAL and ICA at the end of 2018. He will remain on the Boards until his retirement (or, if later, until his successor is elected and qualified) but will not stand for election at the Shareholder Meetings.

[6]

Mr. Sanchez plans to retire from the Boards of AFCTD, AFTD, AFPS, AFRIS and Fixed Income Funds at the end of 2018. He will remain on the Boards until his retirement (or, if later, until his successor is elected and qualified) but will not stand for election at the Shareholder Meetings.

[7]

The term interested director/trustee refers to a trustee who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Fund’s investment adviser, CRMC, or affiliated entities.

[8]

These interested trustees will remain as directors/trustees of their Boards until the end of 2018 (or, if later, until his or her successor is elected and qualified) but will not stand for election at the Shareholder Meetings.

[9]	Company affiliated with CRMC.

The address for all directors/trustees and nominees of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

1-19

APPENDIX 2

Board and Committee Meetings; Committee Composition1,2

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
AFCTD AFPS AFRIS AFTD	10/31/2017 10/31/2017 10/31/2017 10/31/2017	4	Fuller, Holt, Mitchell, Sanchez, Trower	5	All Independent Directors	1	Baribault, Ellis, Farvardin, Hooper, Janow, Spellings	2
AMBAL DWGI IGI	12/31/2017 11/30/2017 6/30/2018	4	Baribault, Chang, Griego, L. Jones, Postl, Spellings	5	All Independent Directors	1	Griego, L. Jones, W. Jones, Postl, Spellings, Stein	4
AMCAP[4] ICA[4]	2/28/2018 12/31/2017	4	Ellis, Fuller, González, McLaughlin	5	All Independent Directors	1	Bryson, Dolan, Mazziotta	3
AMF GBAL	10/31/2017 10/31/2017	4	Ellis, Fuller, González, McLaughlin	4	All Independent Directors	1	Bryson, Dolan, Mazziotta	2
CIB NEF WGI	10/31/2017 11/30/2017 11/30/2017	4	Freund, Greer, Lewis	5	All Independent Directors	1	Dolan, Hooper, Janow, L. Jones, Stone	2

2-1

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
EUPAC	3/31/2018	4	Allison, Chang, González, Sheeran	4	All Independent Directors	1	Koehler, Miller, Ovi	5
FI GFA SCWF	12/31/2017 8/31/2017 9/30/2017	4	Griego, Meers, Simril, Stone	5	All Independent Directors	1	Berenato, Bryson, Freund, L. Jones	3
Fixed Income Funds[5]	Various[6]	4	Fuller, Holt, Mitchell, Sanchez, Trower	5	All Independent Directors	1	Baribault, Ellis, Farvardin, Hooper, Janow, Spellings	2
IFA	7/31/2017	4	Baribault, Chang, Griego, L. Jones, Postl, Spellings	5	All Independent Directors	1	Griego, L. Jones, W. Jones, Postl, Spellings, Stein	2
NPF NWF	9/30/2017 10/31/2017	4	Allison, Chang, González, Sheeran	5	All Independent Directors	1	Koehler, Miller, Ovi	4

2-2

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
WMIF	4/30/2018	4	Andrews, Holt, Hooper, Spellings	5	All Independent Directors	1	Farvardin, Nickles, Singleton, Thomas	3

[1]

The following current committee members are planning to retire from their respective board(s) by the end of 2018: Mr. Fuller (AMCAP, AMF, ICA, GBAL, AFCTD, AFPS, AFRIS, AFTD and Fixed Income Funds) and Mr. Sanchez (AFCTD, AFPS, AFRIS, AFTD and Fixed Income Funds).

[2]	Each incumbent director/trustee attended 75% or more of the meetings of the board and committees on which he or she served with the exception of AMCAP and ICA as further noted.
[3]	For the most recently ended fiscal year.
[4]	AMCAP and ICA: Ms. Dolan was unable to attend one of four board meetings and the sole contracts committee meeting.
[5]	Ms. Trower is currently serving only on the Boards of AFMF, AHIM, CBF, EMBF, GVT, IBFA, ILBF, SBF, and TEFNY.
[6]

Most recent fiscal year ends for the Fixed Income Funds are as follows: 7/31/2017 (AHIM, LTEX, STEX, TEBF, TEFCA and TEFNY); 8/31/2017 (AFMF, GVT, IBFA and STBF); 9/30/2017 (AHIT and MMF); 11/30/2017 (ILBF); 12/31/2017 (BFA, EMBF, SBF and WBF); and 5/31/2018 (CBF).

2-3

APPENDIX 3

Board Member Compensation and Fund Ownership

The following tables set forth for each nominee or continuing director/trustee the total compensation paid to him or her by the Fund and by all Funds managed by CRMC or its affiliates that he or she oversees as a director/trustee during the most recent fiscal year, as well as the value of his or her holdings in each Fund and in all of the Funds he or she oversees (or would oversee, if elected) as a director/trustee as of June 30, 2018. As of June 30, 2018, the nominees, continuing directors/trustees and officers of each Fund owned, in aggregate, less than 1% of each Fund’s outstanding shares.

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
AFCTD
Independent Trustees[1]
William H. Baribault	$3,306	$390,631	None	Over $100,000	N/A	Over $100,000
James G. Ellis	3,294	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	3,215	387,131	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	1,010	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	3,831	485,562	$1 - $10,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	3,169	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	4,195	301,162	None	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	3,833	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	2,800	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Bradley J. Vogt	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-1

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
AFMF
Independent Trustees[1]
William H. Baribault	$1,728	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	1,720	392,438	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	1,664	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	80	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	1,993	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	1,630	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	2,245	300,662	$1 - $10,000	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	2,034	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	1,414	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$10,000 - $50,000	Over $100,000	N/A	N/A
AFPS
Independent Trustees[1]
William H. Baribault	$15,132	$390,631	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
James G. Ellis	15,075	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Leonard R. Fuller[8]	14,718	387,131	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	4,502	216,396	None	Over $100,000	N/A	N/A

3-2

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
R. Clark Hooper	17,696	485,562	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	14,503	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	19,195	301,162	Over $100,000	Over $100,000	$1 - $10,000	Over $100,000
Frank M. Sanchez[9]	17,452	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	12,818	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Bradley J. Vogt	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AFRIS
Independent Trustees[1]
William H. Baribault	$433	$390,631	None	Over $100,000	N/A	Over $100,000
James G. Ellis	$432	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	421	387,131	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	163	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	462	485,562	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	415	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	551	301,162	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
Frank M. Sanchez[9]	526	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	366	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	$10,000 - $50,000	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-3

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Bradley J. Vogt	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AFTD
Independent Trustees[1]
William H. Baribault	$31,422	$390,631	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
James G. Ellis	31,303	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Leonard R. Fuller[8]	30,560	387,131	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	9,661	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	36,326	485,562	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	30,114	402,381	$1 - $10,000	Over $100,000	N/A	N/A
Laurel B. Mitchell	39,868	301,162	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	36,483	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	26,605	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	$10,000 - $50,000	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Bradley J. Vogt[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AHIM
Independent Trustees[1]
William H. Baribault	$3,292	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	3,276	392,438	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	3,170	385,600	None	$10,001 - $50,000	N/A	Over $100,000

3-4

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Mary Davis Holt	144	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	3,816	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	3,106	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	4,275	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	3,857	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	2,695	428,212	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AHIT
Independent Trustees[1]
William H. Baribault	$12,117	$390,631	None	Over $100,000	$1 - $10,000	Over $100,000
James G. Ellis	12,055	393,969	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	11,664	387,131	None	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Mary Davis Holt	3,391	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	14,156	485,562	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	11,430	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	15,835	301,162	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	14,151	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	9,865	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000

3-5

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AMBAL
Independent Trustees[1]
William H. Baribault	$39,375	$385,500	$1 - $10,000	Over $100,000	$10,001 - $50,000	Over $100,000
Michael C. Camuñez[4,7]	N/A	N/A	None	None	N/A	N/A
Vanessa C. L. Chang	42,313	370,500	Over $100,000	Over $100,000	N/A	N/A
Linda Griego	50,125	332,500	None	Over $100,000	N/A	N/A
Leonade D. Jones	42,900	409,100	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	41,500	373,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
James J. Postl	64,625	258,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Josette Sheeran[4,7]	N/A	178,000	None	Over $100,000	N/A	N/A
Margaret Spellings	41,088	438,400	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	72,500	290,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustees[5]
Hilda L. Applbaum[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Gregory D. Johnson	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AMCAP
Independent Trustees[1]
Louise H. Bryson	$39,563	$300,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	25,984	386,100	Over $100,000	Over $100,000	N/A	N/A
James G. Ellis	41,250	392,000	$10,001 - $50,000	Over $100,000	N/A	N/A
Leonard R. Fuller[8]	38,438	382,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000

3-6

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Pablo R. González Guajardo	38,125	286,500	None	Over $100,000	Over $100,000	Over $100,000
William D. Jones	51,750	373,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
John C. Mazziotta	56,375	225,500	None	None	Over $100,000	Over $100,000
William R. McLaughlin	54,750	219,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Kenneth M. Simril[4,7]	N/A	183,500	$10,001 - $50,000	Over $100,000	N/A	N/A
Kathy J. Williams[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Trustees[5]
Claudia P. Huntington[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
James Terrile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
AMF
Independent Trustees[1]
Louise H. Bryson	$37,180	$295,313	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	32,815	428,125	Over $100,000	Over $100,000	N/A	N/A
James G. Ellis	41,430	393,969	$10,001 - $50,000	Over $100,000	N/A	N/A
Leonard R. Fuller[8]	37,742	387,131	$1 - $10,000	$10,001 - $50,000	$1 - $10,000	Over $100,000
Pablo R. González Guajardo	37,742	283,312	None	Over $100,000	Over $100,000	Over $100,000
William D. Jones	49,055	343,438	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
John C. Mazziotta	53,188	212,750	None	None	Over $100,000	Over $100,000
William R. McLaughlin	52,938	211,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Kenneth M. Simril[4,7]	N/A	176,375	$10,001 - $50,000	Over $100,000	N/A	N/A
Kathy J. Williams[4,7]	N/A	N/A	None	None	N/A	N/A

3-7

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Interested Trustees[5]
Joyce E. Gordon[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
William L. Robbins	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
James Terrile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
BFA
Independent Trustees[1]
William H. Baribault	$22,445	$388,500	None	Over $100,000	N/A	Over $100,000
James G. Ellis	22,329	392,000	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	21,602	382,000	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Mary Davis Holt	12,298	264,834	None	Over $100,000	N/A	N/A
R. Clark Hooper	25,799	463,800	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	21,457	364,000	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	29,481	294,500	$10,001 - $50,000	Over $100,000	$10,001 - $50,0000	Over $100,000
Frank M. Sanchez[9]	28,202	283,500	None	$1 - $10,000	N/A	N/A
Margaret Spellings	18,142	438,400	$10,001 - $50,0000	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$50,001 - $100,000	Over $100,000	N/A	N/A
CBF
Independent Trustees[1]
William H. Baribault	$122	$386,875	None	Over $100,000	N/A	Over $100,000

3-8

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
James G. Ellis	121	393,375	None	Over $100,000	N/A	N/A
Nariman Farvardin	61	223,925	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	117	382,750	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	104	301,259	None	Over $100,000	N/A	N/A
R. Clark Hooper	136	464,644	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	116	364,750	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	162	297,250	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	155	286,250	None	$1 - $10,000	N/A	N/A
Margaret Spellings	99	439,194	$1 - $10,000	Over $100,000	N/A	Over $100,000
Alexandra Trower	305	72,875	None	$10,000 - $50,000	N/A	$50,001 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
CIB
Independent Trustees[1]
Joseph C. Berenato	$52,115	$369,525	Over $100,000	Over $100,000	N/A	N/A
Mary Anne Dolan	42,519	428,125	Over $100,000	Over $100,000	N/A	N/A
John G. Freund	40,698	265,687	None	None	Over $100,000	Over $100,000
Pedro J. Greer, Jr.	58,792	176,375	None	None	$50,001 - $100,000	Over $100,000
R. Clark Hooper	41,686	485,562	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Merit E. Janow	57,490	402,381	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	39,366	393,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Earl Lewis, Jr.	38,000	114,000	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000

3-9

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Christopher E. Stone	47,094	270,938	$50,001 - $100,000	Over $100,000	N/A	N/A
Interested Trustees[5]
Joyce E. Gordon[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Winnie Kwan[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Sung Lee[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
James B. Lovelace[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
DWGI
Independent Trustees[1]
William H. Baribault	$38,680	$390,631	None	Over $100,000	N/A	Over $100,000
Michael C. Camuñez[4,7]	N/A	N/A	None	None	N/A	N/A
Vanessa C. L. Chang	41,742	360,900	Over $100,000	Over $100,000	N/A	N/A
Linda Griego	45,430	316,813	$50,001 - $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	38,419	393,375	Over $100,000	Over $100,000	N/A	Over $100,000
William D. Jones	36,805	343,438	$10,001 - $50,000	Over $100,000	$50,000 - $100,000	Over $100,000
James J. Postl	58,688	234,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Josette Sheeran[4,7]	N/A	178,125	None	Over $100,000	N/A	N/A
Margaret Spellings	36,919	426,387	Over $100,000	Over $100,000	N/A	Over $100,000
Isaac Stein	64,688	258,750	None	Over $100,000	Over $100,000	Over $100,000
Interested Trustees[5]
Hilda L. Applbaum[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Gregory D. Johnson[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Shaw B. Wagener[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-10

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
EMBF
Independent Trustees[1]
William H. Baribault	$41	$385,500	None	Over $100,000	N/A	Over $100,000
James G. Ellis	41	392,000	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	39	382,000	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	22	264,834	None	Over $100,000	N/A	N/A
R. Clark Hooper	47	463,800	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	39	364,000	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	54	294,500	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	51	283,500	None	$1 - $10,000	N/A	N/A
Margaret Spellings	33	438,400	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
EUPAC
Independent Trustees[1]
Elisabeth Allison	$63,543	$190,625	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	45,126	372,900	Over $100,000	Over $100,000	N/A	N/A
Pablo R. González Guajardo	44,875	287,750	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Martin E. Koehler	63,417	190,250	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Pascal Millaire[4,7]	N/A	N/A	Over $100,000	Over $100,000	N/A	N/A

3-11

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
William I. Miller	70,043	210,125	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	68,667	206,000	Over $100,000	Over $100,000	N/A	N/A
Josette Sheeran	60,209	180,625	$10,001 - $50,000	Over $100,000	N/A	N/A
Amy Zegart[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Trustees[5]
Joanna F. Jonsson[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Carl M. Kawaja	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
FI
Independent Trustees[1]
Joseph C. Berenato	$49,333	368,500	$1 - $10,000	Over $100,000	N/A	N/A
Joseph J. Bonner[4,7]	N/A	N/A	None	None	N/A	N/A
Louise H. Bryson	47,416	300,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	56,777	386,100	$50,001 - $100,000	Over $100,000	N/A	N/A
John G. Freund	46,500	273,000	None	None	Over $100,000	Over $100,000
Yvonne L. Greenstreet[4,7]	N/A	N/A	None	None	N/A	N/A
Linda Griego	44,000	332,500	None	Over $100,000	N/A	N/A
Leonade D. Jones	42,667	409,100	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sharon I. Meers	14,000	42,000	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Kenneth M. Simril	61,167	183,500	$10,001 - $50,000	Over $100,000	N/A	N/A
Christopher E. Stone	44,500	277,000	Over $100,000	Over $100,000	N/A	N/A
Interested” Trustees[5]
Brady L. Enright	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Dina N. Perry[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-12

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
GBAL
Independent Trustees[1]
Louise H. Bryson	$37,180	$295,313	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	32,815	428,125	$50,001 - 100,000	Over $100,000	N/A	N/A
James G. Ellis	41,430	393,969	$50,001 - 100,000	Over $100,000	N/A	N/A
Leonard R. Fuller[8]	37,742	387,131	$1 - $10,000	$10,001 - $50,000	N/A	Over $100,000
Pablo R. González Guajardo	37,742	283,312	None	Over $100,000	Over $100,000	Over $100,000
William D. Jones	49,055	343,438	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
John C. Mazziotta	53,188	212,750	None	None	$10,001 - $50,000	Over $100,000
William R. McLaughlin	52,938	211,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Kenneth M. Simril[4,7]	N/A	176,376	$10,001 - $50,000	Over $100,000	N/A	N/A
Kathy J. Williams[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Trustees[5]
Eric S. Richter[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
James Terrile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
GFA
Independent Trustees[1]
Joseph C. Berenato	$49,396	$361,550	$1 - $10,000	Over $100,000	N/A	N/A
Joseph J. Bonner[4,7]	N/A	N/A	None	None	N/A	N/A
Louise H. Bryson	47,896	289,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	56,095	427,650	Over $100,000	Over $100,000	N/A	N/A
John G. Freund	46,812	257,375	None	None	Over $100,000	Over $100,000

3-13

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Yvonne L. Greenstreet[4,7]	N/A	N/A	None	None	N/A	N/A
Linda Griego	44,063	311,125	None	Over $100,000	N/A	N/A
Leonade D. Jones	40,400	390,650	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sharon I. Meers[4]	N/A	N/A	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Kenneth M. Simril	43,750	131,250	$10,001 - $50,000	Over $100,000	N/A	N/A
Christopher E. Stone	41,938	264,875	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees[5]
Brady L. Enright[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Michael T. Kerr[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Donald D. O’Neal[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
GVT
Independent Trustees[1]
William H. Baribault	$5,928	$389,099	None	Over $100,000	$1 - $10,000	Over $100,000
James G. Ellis	5,898	392,438	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	5,707	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	254	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	6,880	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	5,593	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	7,696	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	6,936	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	4,853	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000

3-14

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$50,000 - $100,000	Over $100,000	N/A	N/A
IBFA
Independent Trustees[1]
William H. Baribault	$9,039	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	8,992	392,438	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	8,701	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	376	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	10,513	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	8,527	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	11,731	300,662	$1 - $10,000	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	10,552	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	7,402	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$50,000 - $100,000	Over $100,000	N/A	N/A
ICA
Independent Trustees[1]
Louise H. Bryson	$39,563	$300,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000

3-15

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Mary Anne Dolan	25,984	386,100	Over $100,000	Over $100,000	N/A	N/A
James G. Ellis	41,250	392,000	$50,001 - $100,000	Over $100,000	N/A	N/A
Leonard R. Fuller[8]	38,438	382,000	None	$10,001 - $50,000	Over $100,000	Over $100,000
Pablo R. González Guajardo	38,125	286,500	None	Over $100,000	Over $100,000	Over $100,000
William D. Jones	51,750	373,000	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
John C. Mazziotta	56,375	225,500	None	None	Over $100,000	Over $100,000
William R. McLaughlin	54,750	219,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Kenneth M. Simril[4,7]	N/A	183,500	$10,001 - $50,000	Over $100,000	N/A	N/A
Kathy J. Williams[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Trustees[5]
James B. Lovelace[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Donald D. O’Neal[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
James Terrile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
IFA
Independent Trustees[1]
William H. Baribault	$37,985	$389,099	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Michael C. Camuñez[4,7]	N/A	N/A	None	None	N/A	N/A
Vanessa C. L. Chang	41,047	350,800	Over $100,000	Over $100,000	N/A	N/A
Linda Griego	44,735	311,125	None	Over $100,000	N/A	N/A
Leonade D. Jones	37,938	390,650	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	36,110	337,875	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Josette Sheeran[4,7]	N/A	172,750	None	Over $100,000	N/A	N/A

3-16

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
James J. Postl	57,500	230,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Margaret Spellings	36,750	428,212	None	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	63,500	254,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustees[5]
Hilda L. Applbaum	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Gregory D. Johnson[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
IGI
Independent Trustees[1]
William H. Baribault	$39,688	$388,250	None	Over $100,000	$1 - $10,000	Over $100,000
Michael C. Camuñez[4,7]	N/A	N/A	None	None	N/A	N/A
Vanessa C. L. Chang	42,625	375,300	Over $100,000	Over $100,000	N/A	N/A
Linda Griego	49,969	335,000	None	Over $100,000	N/A	N/A
Leonade D. Jones	43,000	404,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	41,813	375,500	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
James J. Postl	65,938	263,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Josette Sheeran[4,7]	N/A	183,250	None	Over $100,000	N/A	N/A
Margaret Spellings	41,187	439,988	Over $100,000	Over $100,000	N/A	Over $100,000
Isaac Stein	73,500	294,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustees[5]
Hilda L. Applbaum[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Gregory D. Johnson[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Steven T. Watson[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-17

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
ILBF
Independent Trustees[1]
William H. Baribault	$1,332	$390,631	None	Over $100,000	N/A	Over $100,000
James G. Ellis	1,326	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	183,750	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	1,282	387,131	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	426	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	1,513	485,562	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	1,257	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	1,742	301,162	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	1,595	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	1,802	426,387	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
LTEX
Independent Trustees[1]
William H. Baribault	$2,639	$389,099	Over $100,000	Over $100,000	Over $100,000	Over $100,000
James G. Ellis	2,625	392,438	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	2,540	385,600	None	$10,001 - $50,000	$1 - $10,000	Over $100,000
Mary Davis Holt	111	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	3,068	493,687	None	Over $100,000	N/A	Over $100,000

3-18

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Merit E. Janow	2,489	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	3,425	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	3,082	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	2,161	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
MMF
Independent Trustees[1]
William H. Baribault	$13,367	$390,631	Over $100,000	Over $100,000	Over $100,000	Over $100,000
James G. Ellis	13,298	393,969	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	$1 - $10,000	Over $100,000
Leonard R. Fuller[8]	12,867	387,131	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Mary Davis Holt	3,847	216,396	None	Over $100,000	N/A	N/A
R. Clark Hooper	15,528	485,562	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	12,608	402,381	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	17,468	301,162	None	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	15,689	272,662	None	$1 - $10,000	N/A	N/A
Margaret Spellings	10,877	426,387	None	Over $100,000	$10,001 - $50,000	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000[11]	Over $100,000	N/A	N/A
Kristine M. Nishiyama[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-19

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Karl J. Zeile[7]	None[6]	None[6]	$10,000 - $50,000	Over $100,000	N/A	N/A
NEF
Independent Trustees[1]
Joseph C. Berenato	$52,114	$369,525	$1 - $10,000	Over $100,000	N/A	N/A
Mary Anne Dolan	42,519	428,125	$50,001 - $100,000	Over $100,000	N/A	N/A
John G. Freund	40,698	265,687	None	None	Over $100,000	Over $100,000
Pedro J. Greer, Jr.	58,791	176,375	None	None	$50,0001 - $100,000	Over $100,000
R. Clark Hooper	41,686	485,562	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Merit E. Janow	57,489	402,381	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	39,366	393,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Earl Lewis, Jr.	38,000	114,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000
Christopher E. Stone	47,094	270,938	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees[5]
Timothy D. Armour[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Winnie Kwan[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Sung Lee[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Claudia P. Huntington[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
NPF
Independent Trustees[1]
Elisabeth Allison	$61,249	$183,750	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	43,948	360,900	Over $100,000	Over $100,000	N/A	N/A
Pablo R. González Guajardo	44,115	283,312	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Martin E. Koehler	59,375	178,125	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000

3-20

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Pascal Millaire[4,7]	N/A	N/A	Over $100,000	Over $100,000	N/A	N/A
William I. Miller	60,750	182,250	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	58,584	175,750	$50,001 - $100,000	Over $100,000	N/A	N/A
Josette Sheeran	59,375	178,125	$10,001 - $50,000	Over $100,000	N/A	N/A
Amy Zegart[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Trustees[5]
Joanna F. Jonsson	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Carl M. Kawaja[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Robert W. Lovelace[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
NWF
Independent Directors[1]
Elisabeth Allison	$61,250	$183,750	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	43,947	360,900	Over $100,000	Over $100,000	N/A	N/A
Pablo R. González Guajardo	44,115	283,312	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Martin E. Koehler	59,374	178,125	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Pascal Millaire[4,7]	N/A	N/A	Over $100,000	Over $100,000	N/A	N/A
William I. Miller	60,749	182,250	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	58,583	175,750	Over $100,000	Over $100,000	N/A	N/A
Josette Sheeran	59,374	178,125	$50,001 - $100,000	Over $100,000	N/A	N/A
Amy Zegart[4,7]	N/A	N/A	None	None	N/A	N/A
Interested Directors[5]
Nicholas J. Grace[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Joanna F. Jonsson[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A

3-21

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Carl M. Kawaja[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Robert W. Lovelace[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
SBF
Independent Trustees[1]
William H. Baribault	$183	$385,500	None	Over $100,000	N/A	Over $100,000
James G. Ellis	182	392,000	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	176	382,000	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	100	264,834	None	Over $100,000	N/A	N/A
R. Clark Hooper	211	463,800	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	175	364,000	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	241	294,500	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	230	283,500	None	$1 - $10,000	N/A	N/A
Margaret Spellings	148	438,400	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$50,000 - $100,000	Over $100,000	N/A	N/A
SCWF
Independent Directors[1]
Joseph C. Berenato	$50,364	$369,525	Over $100,000	Over $100,000	N/A	N/A
Joseph J. Bonner[4,7]	N/A	N/A	None	None	N/A	N/A
Louise H. Bryson	48,864	295,313	Over $100,000	Over $100,000	Over $100,000	Over $100,000

3-22

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Mary Anne Dolan	56,436	428,125	$10,001 - $50,000	Over $100,000	N/A	N/A
John G. Freund	47.865	265,687	None	None	Over $100,000	Over $100,000
Yvonne L. Greenstreet[4,7]	N/A	N/A	None	None	N/A	N/A
Linda Griego	45,031	316,813	$50,001 - $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	40,533	393,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sharon I. Meers[4]	N/A	N/A	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Kenneth M. Simril	58,791	176,375	$10,001 - $50,000	Over $100,000	N/A	N/A
Christopher E. Stone	43,219	270,938	Over $100,000	Over $100,000	N/A	N/A
Interested Directors[5]
Brady L. Enright[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Jonathan Knowles[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Gregory W. Wendt[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
STBF
Independent Trustees[1]
William H. Baribault	$3,936	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	3,916	392,438	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	3,789	385,000	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Mary Davis Holt	163	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	4,579	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	3,713	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	5,108	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	4,595	272,162	$1 - $10,000	$1 - $10,000	N/A	N/A

3-23

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Margaret Spellings	3,223	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$10,001 - $50,000	Over $100,000	N/A	N/A
STEX
Independent Trustees[1]
William H. Baribault	$586	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	583	392,438	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	564	385,600	None	$10,001 - $50,000	$1 - $10,000	Over $100,000
Mary Davis Holt	24	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	683	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	553	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	761	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	683	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	480	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-24

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
TEBF
Independent Trustees[1]
William H. Baribault	$9,226	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	9,179	392,438	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	8,882	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	400	174,959	$50,001 - $100,000	Over $100,000	N/A	N/A
R. Clark Hooper	10,699	493,687	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	8,704	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	11,978	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	10,802	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	7,552	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
TEFCA
Independent Trustees[1]
William H. Baribault	$1,388	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	1,381	392,438	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	1,336	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	58	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	1,614	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	$1,310	407,599	None	Over $100,000	N/A	N/A

3-25

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Laurel B. Mitchell	1,802	300,662	$1 - $10,000	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	1,622	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	1,137	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
TEFNY
Independent Trustees[1]
William H. Baribault	$138	$389,099	None	Over $100,000	N/A	Over $100,000
James G. Ellis	137	392,438	None	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	133	385,600	None	$10,001 - $50,000	N/A	Over $100,000
Mary Davis Holt	6	174,959	None	Over $100,000	N/A	N/A
R. Clark Hooper	160	493,687	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	130	407,599	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	179	300,662	None	Over $100,000	N/A	Over $100,000
Frank M. Sanchez[9]	162	272,162	None	$1 - $10,000	N/A	N/A
Margaret Spellings	113	428,212	None	Over $100,000	N/A	Over $100,000
Alexandra Trower[4]	N/A	N/A	$10,000 - $50,000	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	None	Over $100,000	N/A	N/A
Karl J. Zeile	None[6]	None[6]	None	Over $100,000	N/A	N/A

3-26

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
WBF
Independent Trustees[1]
William H. Baribault	$8,410	$385,500	None	Over $100,000	N/A	Over $100,000
James G. Ellis	8,366	392,000	$10,001 - $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	187,500	None	Over $100,000	NA	Over $100,000
Leonard R. Fuller[8]	8,094	382,000	None	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Mary Davis Holt	4,608	264,834	None	Over $100,000	N/A	N/A
R. Clark Hooper	9,666	463,800	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	8,040	364,000	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	11,046	294,500	$10, 001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Frank M. Sanchez[9]	10,567	283,500	None	$1 - $10,000	N/A	N/A
Margaret Spellings	6,798	438,400	None	Over $100,000	$50,001 - $100,000	Over $100,000
Alexandra Trower[4,7]	N/A	N/A	None	$10,000 - $50,000	N/A	$50,000 - $100,000
Interested Trustees[5]
Michael C. Gitlin	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[7]	None[6]	None[6]	$50,000 - $100,000	Over $100,000	N/A	N/A
WGI
Independent Trustees[1]
Joseph C. Berenato	$52,114	$369,525	Over $100,000	Over $100,000	N/A	N/A
Mary Anne Dolan	42,519	428,125	$50,001 - $100,000	Over $100,000	N/A	N/A
John G. Freund	40,698	265,687	None	None	Over $100,000	Over $100,000
Pedro J. Greer, Jr.	58,792	176,375	None	None	$50,0001 - $100,000	Over $100,000
R. Clark Hooper	41,686	485,562	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	57,489	402,381	Over $100,000	Over $100,000	N/A	N/A

3-27

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Leonade D. Jones	39,366	393,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Earl Lewis, Jr.	38,000	114,000	$10,001 - $50,000	$10,001 - $50,000	N/A	$50,001 - $100,000
Christopher E. Stone	47,094	270,938	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees[5]
Mark E. Denning[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Winnie Kwan[7]	None[6]	None[6]	None	Over $100,000	N/A	N/A
Sung Lee[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
WMIF
Independent Trustees[1]
Gina F. Adams[4,7]	N/A	N/A	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
Charles E. Andrews	$188,750	$188,750	Over $100,000	Over $100,000	N/A	N/A
Nariman Farvardin	169,300	223,925	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Davis Holt	119,280	301,259	$50,001 - $100,0000	Over $100,000	N/A	N/A
R. Clark Hooper	89,833	464,644	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Laurel B. Mitchell[4,7]	N/A	297,250	$50, 001 - $100,000	Over $100,000	N/A	Over $100,000
Donald L. Nickles	179,250	179,250	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John Knox Singleton	229,750	229,750	None	None	Over $100,000	Over $100,000
Margaret Spellings	85,250	439,194	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Lydia Waters Thomas	185,625	185,625	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees[5]
Alan N. Berro	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Paul F. Roye[10]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A
Eric H. Stern[7]	None[6]	None[6]	Over $100,000	Over $100,000	N/A	N/A

3-28

[1]	An independent director/trustee refers to a director/trustee who is not an “interested person” of the Fund within the meaning of the 1940 Act.
[2]

Amounts may be deferred by eligible directors/trustees under a nonqualified deferred compensation plan adopted by the Funds. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors/trustees. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years.

[3]

Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 -$50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for interested directors/trustees include shares owned through the CGC retirement plan and 401(k) plan.

[4]

Nominee who was not an independent director/trustee of the Fund at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the Fund during its most recent fiscal year.

[5]

An interested director/trustee refers to a director/trustee who is an “interested person” of the Fund within the meaning of the 1940 Act on the basis of their affiliation with CRMC or affiliated entities.

[6]	No compensation is paid by the Fund to any director/trustee who is affiliated with CRMC.
[7]	Nominee who is not currently a director/trustee of the Fund.
[8]

Mr. Fuller plans to retire from the Boards of AFCTD, AFTD, AFPS, AFRIS, AMF, AMCAP, Fixed Income Funds, GBAL and ICA at the end of 2018. He will remain on the Boards until his retirement (or, if later, until his successor is elected and qualified) but will not stand for election at the Shareholder Meetings.

[9]

Mr. Sanchez plans to retire from the Boards of AFCTD, AFTD, AFPS, AFRIS and Fixed Income Funds at the end of 2018. He will remain on the Boards until his retirement (or, if later, until his successor is elected and qualified) but will not stand for election at the Shareholder Meetings.

[10]	Interested director/trustee who plans to resign from the Board(s) on which he or she serves at the end of 2018 and, accordingly, will not stand for election at the Shareholder Meetings.
[11]	As of August 15, 2018.

3-29

APPENDIX 4

Executive Officers

Following are the executive officers of each Fund. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Julian N. Abdey 1972	Partner and Portfolio Manager – CII, CRMC	SCWF (2014)
Hilda L. Applbaum 1961	Partner – CWI, CRMC	IFA (1998)		AMBAL (1999)
Timothy D. Armour 1960	Chairman of the Board, CRMC; Partner – CWI, CRMC; Chairman of the Board and CEO, CGC[1]	NEF (1991)
Brad A. Barrett 1977	Partner – CRGI, CRMC			GFA (2010)
L. Alfonso Barroso 1971	Partner – CRGI, CRC[1]			WGI (2010)
Paul R. Benjamin 1979	Partner – CWI, CRMC			AMBAL (2014)
Alan N. Berro 1960	Partner – CWI, CRMC; Director, CRMC	WMIF (2012)		AFCTD (2012) AFPS (2012) AFRIS (2015) AFTD (2007)
David J. Betanzos 1974	Partner – CFII, CRMC	AFMF (2014)		BFA (2016) GVT (2015) IBFA (2018)

4-1

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Mark A. Brett 1958	Partner – CFII, CB&T1; Partner – CFII, Capital International Limited (CIL)[1]; Senior Vice President, CIL[1]; Senior Vice President, Capital International Sàrl[1]; Director, CSR[1]	IBFA (2010)		WBF (2016)
Christopher D. Buchbinder 1971	Partner – CRGI, CRMC	GFA (2015)		ICA (2010)
Brian D. Bullard 1969	Senior Vice President – Investment Operations, CRMC			Various[2]
Walter R. Burkley 1966	Senior Vice President and Senior Counsel – Fund Business Management Group, CRMC; Director, CRC[1]		AFCTD (2012) AFPS (2012) AFRIS (2015) AFTD (2018) EUPAC (2012) NPF (2012) NWF (2012)
Jennifer L. Butler 1966	Assistant Vice President – Fund Business Management Group, CRMC					WMIF (2005)
Mark L. Casey 1970	Partner, CII, CRMC	FI (2008)
Noriko H. Chen 1967	Partner – CII, CRMC; Director, CGC[1]			DWGI (2013) NPF (2015)

4-2

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Michael Cohen 1961	Director – CRMC; Chairman of the Board and Senior Vice President – CIL[1]; Partner – CWI, CB&T1; Partner – CWI, CRC[1]			WGI (2008-2009; 2014)
Barry S. Crosthwaite 1958	Partner – CII, CRMC	AMCAP (2006)
David A. Daigle 1967	Partner – CFII, CRMC; Partner – CFII, CB&T1	AHIT (2008)		WBF (2015)
Mark E. Denning 1957	Partner – CWI, CRC[1]; Partner – CWI, CIInc.[1]; Director, CRMC	WGI (1993)		EUPAC (1994) NEF (2006) NWF (1999)
Brady L. Enright 1967	Partner – CWI, CRMC; Director, CGC[1]	FI (2015) SCWF (2004)
J. Blair Frank 1966	Partner – CRGI, CRMC			SCWF (1999)
Joyce E. Gordon 1956	Partner – CRGI, CRMC; Director, CRMC	AMF (1996-2001; 2005)		CIB (1996) ICA (1998)
Nicholas J. Grace 1966	Partner – CRGI, CRC[1]; Director, CGC[1]	NWF (2008)
David A. Hoag 1965	Partner – CFII, CRMC; Partner – CFII, CB&T1; Director, CGC[1]	CIB (2006) ILBF (2012) SBF (2015)		BFA (2015)
Thomas H. Høgh 1963	Partner – CFII, CRC[1]	WBF (2001)

4-3

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Claudia P. Huntington 1952	Partner – CRGI, CRMC; Director, CGC[1]	NEF (1996)		AMCAP (1992)
Brian C. Janssen 1972	Vice President – Investment Operations, CRMC				Various[3]
Gregory D. Johnson 1963	Partner – CWI, CRMC; Director, CRMC	AMBAL (2003)
Joanna F. Jonsson 1963	Partner – CWI, CRMC; Partner – CWI, CB&T1; Director, CRMC	NPF (2008)		AFCTD (2014) AFPS (2014) AFRIS (2015) AFTD (2014)
Carl M. Kawaja 1964	Partner – CWI, CRMC; Director, CGC[1]	EUPAC (2003) NWF (1999-2016; 2018)
Michael T. Kerr 1959	Partner – CII, CRMC	GFA (1998)		FI (1995)
Jonathan Knowles, PhD 1961	Partner – CWI, CIInc.[1]; Director, CGC[1]	SCWF (2000)		EUPAC (2012)
Steven I. Koszalka 1964	Vice President – Fund Business Management Group, CRMC					Various[4]
Winnie Kwan 1972	Partner – CRGI, CIInc.[1]			CIB (2017)
Harold H. La 1970	Partner – CRGI, CIInc.[1]			NEF (2006)

4-4

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Jeffrey T. Lager 1968	Partner – CII, CRMC	AMBAL (2002)		WMIF (2014)
Neil L. Langberg 1953	Partner – CFII, CRMC	LTEX (1993) STEX (1989) TEFCA (1986)		AHIM (1994) TEBF (1985)
Hong Le 1978	Assistant Vice President – Investment Operations, CRMC; Assistant Vice President, CB&T1				AMBAL (2016) DWGI (2016) IFA (2016) IGI (2016)
David S. Lee 1972	Partner – CFII, CRMC; Partner – CFII, CB&T1	CBF (2015)		BFA (2017) IBFA (2015)
Sung Lee 1966	Partner – CRGI, CIInc.[1]	WGI (2008)		EUPAC (2003)
James B. Lovelace[5] 1956	Partner – CRGI, CRMC; Director, CRMC	CIB (1992) ICA (1994)		AFCTD (2012) AFPS (2012) AFRIS (2015) AFTD (2007) AMF (2006)
Robert W. Lovelace[5] 1962	President and Director, CRMC; Partner – CII, CRMC; Vice Chairman of the Board, CGC[1]; Director, CGPM[1]	NPF (2001) NWF (1999)

4-5

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Fergus N. MacDonald 1969	Partner – CFII, CRMC	GVT (2011)		AFMF (2010) BFA (2015) IBFA (2015)
James R. Mulally 1952	Partner – CFII, CRMC			AMBAL (2009)
Laurie D. Neat 1971	Vice President – Fund Business Management Group, CRMC; Vice President, CGTC[1]; Vice President and Trust Officer, CB&T1; Vice President, CIInc.[1]					AMCAP (2016) AMF (2016) GBAL (2016) ICA (2016)
Robert H. Neithart 1965	Partner – CFII, CRMC; Partner – CFII, CB&T1; Chairman of the Board, CSR[1]	EMBF (2015)		BFA (2011) WBF (2011)
Gregory F. Niland 1971	Vice President – Investment Operations, CRMC				Various[6]
Kristine M. Nishiyama 1970	Senior Vice President and Senior Counsel, Fund Business Management Group – CRMC; Chair, Senior Vice President and General Counsel – CB&T1	MMF (2009)	Various[7]
Donald D. O’Neal 1960	Partner – CII, CRMC; Director, CRMC	GFA (1995) ICA (1994)
Dina N. Perry 1945	Partner – CWI, CRMC			FI (1994) IFA (1994)
Anne-Marie Peterson 1972	Partner – CWI, CRMC; Director, CGC[1]	GFA (2016)

4-6

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Wesley Phoa 1966	Partner – CFII, CRMC; Partner – CFII, CB&T1	AFCTD (2012)		AFPS (2012) AFRIS (2015) AFTD (2012)
Herbert Y. Poon 1973	Senior Vice President and Senior Counsel – Fund Business Management Group, CRMC		AMCAP (2012) AMF (2012) GBAL (2012) ICA (2012)
John R. Queen 1965	Partner – CFII, CRMC; Senior Vice President – Private Client Services Division, CB&T1	STBF (2011)		AMBAL (2018)
Chad M. Rach 1972	Partner – CFII, CRMC	AHIM (2015)		TEBF (2016)
Eric S. Richter 1960	Partner – CRGI, CRMC	GBAL (2010)		AMCAP (2008)
David M. Riley 1967	Partner – CRGI, CRMC; Director, CGC[1]			CIB (2006) GBAL (2010)
William L. Robbins 1968	Partner, CII, CRMC	AMF (2004)
Donald H. Rolfe 1972	Senior Vice President and Senior Counsel – Fund Business Management Group, CRMC		AMBAL (2012) DWGI (2013) IFA (2012) IGI (2012) CIB (2008) NEF (2010) WGI (2008)

4-7

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Martin Romo 1967	Partner – CRGI, CRMC; President and Director, CRC[1]; Director, CGC[1]			GFA (2010) ICA (2018)
Paul F. Roye 1953	Senior Vice President and Senior Counsel – Fund Business Management Group, CRMC; Director, CRMC		FI (2012) GFA (2012) SCWF (2007) WMIF (2012)	AMBAL (2007) ICA (2008) IFA (2007)
John H. Smet 1956	Partner – CFII, CRMC; Director, CRMC	BFA (1994)		AFCTD (2012) AFPS (2012) AFRIS (2015) AFTD (2007) AMBAL (2000)
Jerome H. Solomon 1963	Partner – CFII, CRMC	TEFNY (2011)		AHIM (2017)
Jessica Chase Spaly 1977	Partner – CRGI, CRMC; Director, CGC[1]			AMCAP (2015)
Kirstie Spence 1973	Partner, CFII, CIL[1]; Director, CRC[1]; Vice President and Director, CIL[1]			EMBF (2015)
Eric H. Stern 1964	Partner – CII, CRMC; Partner – CII, CGTC[1]; Partner – CII, CB&T1	WMIF (2014)
Michael W. Stockton 1967	Vice President – Fund Business Management Group, CRMC			WMIF (1995)		Various[8]
Andrew B. Suzman 1967	Partner – CWI, CRMC	AFPS (2012) AFRIS (2015) IFA (2004) IGI (2008)		AFCTD (2012) AFTD (2012)

4-8

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Scott T. Sykes 1971	Partner – CFII, CRMC			CBF (2017)
F. Chapman Taylor 1959	Partner – CII, CRMC			DWGI (2013)
James Terrile 1965	Partner – CRGI, CRMC; Director CGC[1]; Director, CSR[1]	AMCAP (2006)		AMF (2007)
Christopher Thomsen 1970	Partner – CRGI, CRC[1]	EUPAC (2015)
Tara L. Torrens 1979	Partner – CFII, CRMC; Director, CRMC			AHIT (2016)
Bradley J. Vogt 1965	Chairman of the Board, CRC[1]; Partner – CRGI, CRMC; Director, CGC[1]	AFTD (2012)		AFCTD (2012) AFPS (2012) AFRIS (2015) CIB (2010)
Shaw B. Wagener 1959	Chairman of the Board, Capital Group International, Inc.[1]; Chairman of the Board, CIInc.[1]; Director, CGPM[1]; Partner – CII, CRMC	DWGI (2013)
Steven T. Watson 1955	Partner – CII, CIInc.[1]	CIB (2017) IGI (2008)
Gregory W. Wendt 1961	Partner – CRGI, CRMC	SCWF (1992)	AFCTD (2012)
Richmond A. Wolf 1970	Partner – CWI, CRMC			AMBAL (2014)
Dylan Yolles 1969	Partner – CII, CRMC			AMF (2015)

4-9

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with Fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Karl J. Zeile 1966	Partner – CFII, CRMC; Director, CGC[1]	TEBF (2009)		AHIM (2008) LTEX (2004) TEFCA (2009) TEFNY (2010)

[1]	Company affiliated with CRMC.
[2]	Mr. Bullard is a treasurer of the following funds: AMCAP (2015-2016, 2016), AMF (2015-2016, 2016), FI (2016), GBAL (2015-2016, 2016), GFA (2016), ICA (2008-2016; 2016) and SCWF (2016).
[3]

Mr. Janssen is a treasurer of the following funds: AFMF (2012), AHIM (2015), AHIT (2012), BFA (2011), CBF (2012), EMBF (2015), EUPAC (2010), GVT (2015), IBFA (2015), ILBF (2012), LTEX (2015), MMF (2011), NPF (2010), NWF (2010), SBF (2015), STBF (2015), STEX (2015), TEBF (2012), TEFCA (2012), TEFNY (2012), WBF (2012) and WMIF (2016).

[4]

Mr. Koszalka is a secretary of the following funds: AFCTD (2012), AFPS (2012), AFRIS (2015), AFTD (2006), AFMF (2010), AHIM (2010), AHIT (2010), BFA (2010), CBF (2012), EMBF (2015), GVT (2010), IBFA (2010), ILBF (2012), LTEX (2010), MMF (2010), SBF (2015), STBF (2010), STEX (2010), TEBF (2010), TEFCA (2010), TEFNY (2010), and WBF (2010).

[5]	James B. Lovelace and Robert W. Lovelace are brothers.
[6]	Mr. Niland is a treasurer of the following funds: AFCTD (2012), AFPS (2012), AFRIS (2015), AFTD (2007), CIB (2016), NEF (2016) and WGI (2016).
[7]

Ms. Nishiyama is an executive vice president of the following funds: AFMF (2010), AHIM (2003), AHIT (2003), BFA (2003), CBF (2012), EMBF (2015), GVT (2003), IBFA (2003), ILBF (2012), LTEX (2003), SBF (2015), STBF (2006), STEX (2003), TEBF (2003), TEFCA (2003), TEFNY (2010) and WBF (2003).

[8]

Mr. Stockton is a secretary of the following funds: AMBAL (2014), CIB (2013), DWGI (2014), EUPAC (2013), FI (2014), GFA (2014), IFA (2014), IGI (2014), NEF (2013), NPF (2013), NWF (2013), SCWF (2014) and WGI (2013).

4-10

APPENDIX 5

Total Shares Outstanding

(as of June 30, 2018)

Fund	All share classes	Fund	All share classes
AFCTD	691,288,457	IBFA	1,318,540,233
AFMF	469,134,303	ICA	2,342,712,001
AFPS	2,366,230,781	IFA	4,736,185,896
AFRIS	180,210,406	IGI	428,614,234
AFTD	7,130,488,509	ILBF	463,472,098
AHIM	407,598,956	LTEX	255,668,847
AHIT	1,591,211,252	MMF	15,819,828,967
AMBAL	4,762,782,342	NEF	436,484,939
AMCAP	1,971,268,845	NPF	1,824,300,575
AMF	1,218,943,021	NWF	556,468,319
BFA	3,023,274,878	SBF	60,335,644
CBF	51,338,491	SCWF	720,841,312
CIB	1,742,647,834	STBF	612,400,969
DWGI	296,840,054	STEX	97,633,858
EMBF	76,215,001	TEBF	1,475,286,356
EUPAC	3,070,233,742	TEFCA	128,716,675
FI	1,563,628,472	TEFNY	22,754,179
GBAL	520,961,850	WBF	679,856,348
GFA	3,546,324,130	WGI	1,939,193,748
GVT	881,255,377	WMIF	2,335,475,261

5-1

APPENDIX 6

Principal Beneficial Holders

(as of June 30, 2018)

		AFMF		AFTD 2020		CBF		AFCTD 2036		CIB		DWGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Hancheck Family Dentistry 401K Plan Individual Investor Morgantown WV	R-2	22,428	6.81	-	-	-	-	-	-	-	-	-	-

401K Plan #1 Individual Investor University Place WA	R-5	7,984	6.45	-	-	13,077	18.50	-	-	-	-	-	-

401K Plan #2 Individual Investor Tacoma WA	R-5	7,700	6.22	-	-	12,726	18.00	-	-	-	-	-	-

401K Plan #3 Individual Investor Gadsden AL	R-5	6,471	5.22	-	-	-	-	-	-	-	-	-	-

Delaware Bankers Association 401K Individual Investor #1 Alloway NJ	R-5E	3,874	54.73	-	-	-	-	-	-	-	-	-	-

Delaware Bankers Association 401K Individual Investor #2 Harrington DE	R-5E	1,682	23.77	-	-	-	-	-	-	-	-	-	-

Jackson Pathology Association Profit Sharing Plan Individual Investor Dexter MI	R-1	-	-	83,650	5.97	-	-	-	-	-	-	-	-

6-1

		AFMF		AFTD 2020		CBF		AFCTD 2036		CIB		DWGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

VCSP/CollegeAmerica Individual Investor #1 Horseheads NY	529-E	-	-	-	-	4,966	5.40	-	-	-	-	-	-

VCSP/CollegeAmerica Individual Investor #2 Northbrook IL	529-F-1	-	-	-	-	14,239	5.67	-	-	-	-	-	-

Iowa Business Growth Co 401K Plan Individual Investor Johnston IA	R-1	-	-	-	-	10,165	38.14	-	-	-	-	-	-

Capital Research & Management Company	R-1	-	-	-	-	2,365	8.87	-	-	-	-	-	-
Corporate Account	R-2E	979	9.20	-	-	2,365	7.43	-	-	-	-	-	-
Los Angeles CA	R-5E	975	13.78	-	-	2,365	10.48	-	-	-	-	-	-

CB&T Custodian Edwin Fair Community Mental Health Center Inc 403B Plan Greenwood Village Co	R-2E	-	-	-	-	6,004	18.87	-	-	-	-	-	-

Profit Sharing Plan Individual Investor Slidell LA	R-4	-	-	-	-	42,847	24.09	-	-	-	-	-	-

Plastic Surgeons of Lex PLLC 401K Individual Investor Lexington KY	R-4	-	-	-	-	27,489	15.46	-	-	-	-	-	-

Piedmont Eye Center Inc 401K PSP&T	R-5	-	-	-	-	11,355	16.06	-	-	-	-	-	-
Individual Investor #1
Lynchburg VA

Piedmont Eye Center Inc 401K PSP&T	R-5	-	-	-	-	5,199	7.35	-	-	-	-	-	-
Individual Investor #2
Amherst VA

6-2

		AFMF		AFTD 2020		CBF		AFCTD 2036		CIB		DWGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Willapa Harbor Hospital	R-5E	-	-	-	-	11,333	50.22	-	-	-	-	-	-
Retirment Plan
Individual Investor #1
Raymond WA

Willapa Harbor Hospital	R-5E	-	-	-	-	2,524	11.18	-	-	-	-	-	-
Retirment Plan
Individual Investor #2
Raymond WA

Willapa Harbor Hospital	R-5E	-	-	-	-	2,331	10.33	-	-	-	-	-	-
Retirment Plan
Individual Investor #3
Raymond WA

Willapa Harbor Hospital	R-5E	-	-	-	-	1,370	6.07	-	-	-	-	-	-
Retirment Plan
Individual Investor #4
Raymond WA

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	19,452	13.88	-	-	-	-
Individual Investor #3
Greenville NC

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	16,210	11.56	-	-	-	-
Individual Investor #4
Greenville NC

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	12,503	8.92	-	-	-	-
Individual Investor #5
Richmond VA

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	10,676	7.62	-	-	-	-
Individual Investor #6
Greenville NC

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	9,639	6.88	-	-	-	-
Individual Investor #7
S Portland ME

6-3

		AFMF		AFTD 2020		CBF		AFCTD 2036		CIB		DWGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

VCSP/CollegeAmerica	529-F-1	-	-	-	-	-	-	24,630	11.82	-	-	-	-
Individual Investor #8
Longmeadow MA

VCSP/CollegeAmerica	529-F-1	-	-	-	-	-	-	14,059	6.75	-	-	-	-
Individual Investor #9
Indianapolis IN

National Financial Services LLC	R-5	-	-	-	-	-	-	-	-	336,679	8.51	-	-
Individual Investor
Jersey City NJ

Neurologic Associates Of	R-1	-	-	-	-	-	-	-	-	-	-	12,413	9.52
Central Brevard Inc
Profit Sharing Plan
Individual Investor
Merritt IS FL

Profit Sharing Plan #1	R-5E	-	-	-	-	-	-	-	-	-	-	14,942	38.39
Individual Investor
Collingswood NJ

Lifepoint Financial Solutions 401K Individual Investor Miamisburg OH	R-5E	-	-	-	-	-	-	-	-	-	-	3,426	8.81

Auto Park Truck 401K Individual Investor Kuna ID	R-5E	-	-	-	-	-	-	-	-	-	-	2,839	7.30

Profit Sharing Plan #2 Individual Investor Bellmawr NJ	R-5E	-	-	-	-	-	-	-	-	-	-	1,991	5.12

CT Pest Elimination 401K Plan Individual Investor West Haven CT	R-5E	-	-	-	-	-	-	-	-	-	-	1,954	5.02

6-4

		EMBF		GBAL		GVT		IBFA		IFA		IGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Capital Research & Management Company Corporate Account Los Angeles CA	A 529-E R-1 R-5 R-5E	4,393,661 2,723 2,453 2,453 2,453	14.24 6.43 20.67 6.61 73.09	-	-	-	-	-	-	-	-	-	-

VCSP/CollegeAmerica Individual Investor #1 Lewisville TX	529-E	18,640	43.98	-	-	-	-	-	-	-	-	-	-

Copeland Surveying Inc Profit Sharing Plan Individual Investor Medford NJ	R-1	2,422	20.42	-	-	-	-	-	-	-	-	-	-

Bird-B-Gone 401K PSP Individual Investor #1 Laguna Beach CA	R-3	12,881	9.42	-	-	-	-	-	-	-	-	-	-

Ocean Machinery Retirement Plan Individual Investor Fort Lauderdale FL	R-3	12,814	9.37	-	-	-	-	-	-	-	-	-	-

Bird-B-Gone 401K PSP Individual Investor #2 Laguna Beach CA	R-3	11,755	8.59	-	-	-	-	-	-	-	-	-	-

Ginsburg Financial Advisors 401(K) Individual Investor Oakland CA	R-4	12,606	14.85	-	-	-	-	-	-	-	-	-	-

Acci 401K PSP Individual Investor Berkeley CA	R-4	9,731	11.46	-	-	-	-	-	-	-	-	-	-

Weber Murphy Fox 401K Retirement Individual Investor North East PA	R-4	5,586	6.58	-	-	-	-	-	-	-	-	-	-

6-5

		EMBF		GBAL		GVT		IBFA		IFA		IGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Snyder Fuel Service Inc 401(K) Plan	R-4	4,964	5.85	-	-	-	-	-	-	-	-	-	-
Individual Investor
Newport NY

Solano Sports PT Inc 401K PSP	R-4	4,720	5.56	-	-	-	-	-	-	-	-	-	-
Individual Investor
Vacaville CA

Dunham Enterprises 401K	R-5	12,919	34.82	-	-	-	-	-	-	-	-	-	-
Individual Investor #1
Poland OH

Dunham Enterprises 401K	R-5	10,498	28.29	-	-	-	-	-	-	-	-	-	-
Individual Investor #2
Poland OH

401K Plan #1	R-5	7,276	19.61	-	-	-	-	-	-	-	-	-	-
Individual Investor
Cleveland OH

R.B. Smith Company Assoc. Inc.	R-5	2,487	6.71	-	-	-	-	-	-	-	-	-	-
Retirement Plan
Individual Investor
Valparaiso IN

O’Connor Law Group P C 401K PSP	R-5E	323	9.64	-	-	-	-	-	-	-	-	-	-
Individual Investor
Laguna Beach CA

Korean Health ED Info Ref Cntr 403B	R-5E	188	5.62	-	-	-	-	-	-	-	-	-	-
Individual Investor
Los Angeles CA

The Financial SVCS Network 401K	R-5E	185	5.54	-	-	-	-	-	-	-	-	-	-
Individual Investor
Carmichael CA

Sole Proprietor 401K PSP	R-5E	-	-	3,591	23.10	-	-	-	-	-	-	-	-
Individual Investor
Orinda CA

CT Pest Elimination 401K Plan	R-5E	-	-	1,257	8.09	-	-	-	-	-	-	-	-
Individual Investor #1
West Haven CT

6-6

		EMBF		GBAL		GVT		IBFA		IFA		IGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Roberts & Durkee PA 401K Plan	R-5E	-	-	1,256	8.08	-	-	-	-	-	-	-	-
Individual Investor
Coral Gables FL

CT Pest Elimination 401K Plan	R-5E	-	-	1,191	7.66	-	-	-	-	-	-	-	-
Individual Investor #2
West Haven CT

Watermark Financial Serv Inc 401K	R-5E	-	-	982	6.32	-	-	-	-	-	-	-	-
Individual Investor
Hilbert WI

Aftermarket Specialty 401K Plan	R-5E	-	-	884	5.69	-	-	-	-	-	-	-	-
Individual Investor
Cheshire CT

Proto & Loskey 401(K) PSP	R-5E	-	-	876	5.64	-	-	-	-	-	-	-	-
Individual Investor
Olean NY

Oxford Architecture 401(K) Plan	R-5E	-	-	-	-	5,472	11.44	-	-	-	-	-	-
Individual Investor
Nashville TN

Willapa Harbor Hospital	R-5E	-	-	-	-	3,774	7.89	-	-	-	-	-	-
Retirment Plan
Individual Investor #1
Raymond WA

Cutting Edge Cabinet Inc 401K PSP	R-5E	-	-	-	-	2,628	5.49	-	-	-	-	-	-
Individual Investor
Idaho Falls ID

Pinellas Primary Care Inc 401K PSP	R-5E	-	-	-	-	2,469	5.16	-	-	-	-	-	-
Individual Investor
Tampa FL

Wealth Management Associates	R-5E	-	-	-	-	-	-	9,324	12.08	-	-	-	-
Retirement Plan
Individual Investor
Eagle ID

Profit Sharing Plan	R-5E	-	-	-	-	-	-	5,221	6.76	-	-	-	-
Individual Investor
Thornton PA

6-7

		EMBF		GBAL		GVT		IBFA		IFA		IGI

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Door Creek Financial 401K Plan	R-5E	-	-	-	-	-	-	4,161	5.39	-	-	-	-
Individual Investor
Cottage Grove WI

401K Plan #2	R-5E	-	-	-	-	-	-	3,890	5.04	-	-	-	-
Individual Investor
Hillsborough CA

National Financial Services LLC	R-5	-	-	-	-	-	-	-	-	973,637	5.05	-	-
Individual Investor
Jersey City NJ

United Processing PSP	R-5E	-	-	-	-	-	-	-	-	-	-	2,834	12.36
Individual Investor
Chicago IL

		ILBF		MMF		PSCGI		PSGG		PSMGI		PSP

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

401K Plan	R-4	60,686	12.87	-	-	-	-	-	-	-	-	-	-
Individual Investor
West Chester PA

Icenogle & Boggins 401K Plan	R-5	41,936	18.49	-	-	-	-	-	-	-	-	-	-
Individual Investor
Austin TX

Profit Sharing Plan	R-5	15,349	6.77	-	-	-	-	-	-	-	-	-	-
Individual Investor
Roanoke VA

Dunham Enterprises 401K	R-5	13,567	5.98	-	-	-	-	-	-	-	-	-	-
Individual Investor
Poland OH

6-8

		ILBF		MMF		PSCGI		PSGG		PSMGI		PSP

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Individual Investor	R-5E	-	-	2,474,003	21.05	-	-	-	-	-	-	-	-
Hillsdale MI

VCSP/CollegeAmerica	529-E	-	-	-	-	29,228	5.69	-	-	-	-	-	-
Individual Investor
Vienna VA

National Financial Services LLC	R-1	-	-	-	-	27,628	19.60	-	-	-	-	-	-
Account
Jersey City NJ

Capital Research & Management Company	R-2E	-	-	-	-	828	7.17	-	-	-	-	-	-
Corporate Account
Los Angeles CA

Healthy Solutions Inc	R-5	-	-	-	-	42,391	7.69	-	-	-	-	-	-
Retirement Plan
Individual Investor
Overland Park KS

NW Portland Dental 401K Plan	R-5E	-	-	-	-	26,788	10.98	-	-	-	-	-	-
Individual Investor
Portland OR

CB&T Custodian	R-2E	-	-	-	-	-	-	12,902	7.94	-	-	-	-
Edwin Fair Community
Mental Health Center Inc 403B Plan
Greenwood Village Co

Compton Wealth Advisory GRP 401K	R-5	-	-	-	-	-	-	28,355	5.73	-	-	-	-
Individual Investor
Virginia Beach VA

Premier Builders Inc 401K Plan	R-5E	-	-	-	-	-	-	11,488	16.95	-	-	-	-
Individual Investor
Georgetown MA

Shamrock Wealth Management 401K	R-5E	-	-	-	-	-	-	10,301	15.20	-	-	-	-
Individual Investor
Saint Paul MN

6-9

		ILBF		MMF		PSCGI		PSGG		PSMGI		PSP

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Talent Advantage Group LLC 401K	R-5E	-	-	-	-	-	-	7,243	10.69	-	-	-	-
Individual Investor
Rochester MI

Talent Advantage Group LLC 401K	R-5E	-	-	-	-	-	-	7,216	10.65	-	-	-	-
Individual Investor
Rochester MI

Lexington Financial 401K Plan	R-5E	-	-	-	-	-	-	5,350	7.89	-	-	-	-
Individual Investor
Bradenton FL

Cohen Investment Advisors LLC 401K	R-5E	-	-	-	-	-	-	4,065	6.00	-	-	-	-
Individual Investor
Manchester NH

Thompson Consulting Group Inc 401K	R-5	-	-	-	-	-	-	-	-	107,162	7.33	-	-
Individual Investor
Tacoma WA

Tabco Inc	R-4	-	-	-	-	-	-	-	-	-	-	64,271	5.30
Retirement Plan
Individual Investor
Baltimore MD

TMTC 401K Plan	R-5	-	-	-	-	-	-	-	-	-	-	23,813	10.37
Individual Investor
Houston TX

Lankford Fendler & Associates 401K	R-5	-	-	-	-	-	-	-	-	-	-	21,321	9.28
Individual Investor
Kansas City MO

Profit Sharing Plan	R-5	-	-	-	-	-	-	-	-	-	-	18,404	8.01
Individual Investor
Newton MA

Davis Harrison Dion Inc 401K PSP	R-5	-	-	-	-	-	-	-	-	-	-	17,328	7.55
Individual Investor
New Lenox IL

6-10

		ILBF		MMF		PSCGI		PSGG		PSMGI		PSP

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Desanctis Insurance Agency 401K PSP	R-5	-	-	-	-	-	-	-	-	-	-	13,477	5.87
Individual Investor
Westford MA

Spectra Associates Inc 401K PSP	R-5E	-	-	-	-	-	-	-	-	-	-	3,750	15.80
Individual Investor
Moorestown NJ

Prieto Machine Company Inc 401K	R-5E	-	-	-	-	-	-	-	-	-	-	2,330	9.82
Individual Investor
Quakertown PA

Waterford Township	R-5E	-	-	-	-	-	-	-	-	-	-	2,020	8.51
Retirement Plan
Individual Investor
Waterford PA

Dermatology & Skin Surgery CTR 401K	R-5E	-	-	-	-	-	-	-	-	-	-	1,642	6.92
Individual Investor
Marstons Mills MA

		RIC		RIE		RIM		SBF		STBF		TEFNY

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

National Financial Services LLC	R-1	-	-	1,885	32.15	-	-	-	-	-	-	-	-
Account
Jersey City NJ

6-11

		RIC		RIE		RIM		SBF		STBF		TEFNY

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

401K Plan	R-4	-	-	-	-	3,252	9.21	-	-	-	-	-	-
Individual Investor
Honolulu HI

Capital Research & Management Company	A	-	-	-	-	-	-	3,702,681	8.93	-	-	3,106,801	17.75
Corporate Account	F-1	-	-	-	-	-	-	-	-	-	-	42,000	21.13
Los Angeles CA	R-1	-	-	1,000	17.05	1,000	8.53	-	-	-	-	-	-
	R-2E	1,000	100.00	1,000	100.00	1,000	100.00	2,500	43.31	-	-	-	-
	R-5	1,000	100.00	1,000	100.00	1,000	83.95	-	-	-	-	-	-
	R-5E	-	-	970	100.00	977	100.00	2,500	23.62	-	-	-	-

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	9,224	7.88	-	-	-	-
Individual Investor #1
Bristol RI

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	7,114	6.07	-	-	-	-
Individual Investor #2
Manchester MA

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	7,019	5.99	-	-	-	-
Individual Investor #3
Daniel Island SC

VCSP/CollegeAmerica	529-E	-	-	-	-	-	-	6,871	5.87	-	-	-	-
Individual Investor #4
Belmont MA

Bloom Hochberg & Co PC 401K	R-2	-	-	-	-	-	-	14,726	8.29	-	-	-	-
Individual Investor
Massapequa Park NY

Heart Center of Acadiana Inc 401K	R-2	-	-	-	-	-	-	11,831	6.66	-	-	-	-
Individual Investor
Lafayette LA

Fennell and Associates Inc	R-2	-	-	-	-	-	-	10,739	6.04	-	-	-	-
Retirement Plan
Individual Investor
Marietta OK

6-12

		RIC		RIE		RIM		SBF		STBF		TEFNY

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Southwest Michigan Center	R-3	-	-	-	-	-	-	19,977	7.70	-	-	-	-
Retirement Plan
Individual Investor
St Joseph MI

Compreh Infect Disease CTR 401K PSP	R-3	-	-	-	-	-	-	18,652	7.19	-	-	-	-
Individual Investor
Tulsa OK

Poplar Bluff Radiology 401K PSP	R-3	-	-	-	-	-	-	14,675	5.66	-	-	-	-
Individual Investor
Poplar Bluff MO

Central Coast Emergency Physicians Inc	R-4	-	-	-	-	-	-	14,170	6.08	-	-	-	-
401K Plan
Individual Investor
Templeton CA

Stone Oven Bakery Inc 401K PSP	R-5	-	-	-	-	-	-	18,467	25.83	-	-	-	-
Individual Investor #1
Cleveland Heights OH

Stone Oven Bakery Inc 401K PSP	R-5	-	-	-	-	-	-	11,908	16.65	-	-	-	-
Individual Investor #2
Cleveland Heights OH

401K Plan	R-5	-	-	-	-	-	-	11,754	16.44	-	-	-	-
Individual Investor
Peoria IL

Profit Sharing Plan	R-5	-	-	-	-	-	-	7,546	10.55	-	-	-	-
Individual Investor
Cleveland OH

Scott Trucking Service Inc. PSP	R-5	-	-	-	-	-	-	5,224	7.31	-	-	-	-
Individual Investor
Lawton MI

6-13

		RIC		RIE		RIM		SBF		STBF		TEFNY

Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding

Lubatkin Fin Group	R-5	-	-	-	-	-	-	4,965	6.94	-	-	-	-
Retirement Plan
Individual Investor
Fort Lee NJ

Cutting Edge Cabinet Inc 401K PSP	R-5E	-	-	-	-	-	-	4,392	41.50	-	-	-	-
Individual Investor #1
Idaho Falls ID

Cutting Edge Cabinet Inc 401K PSP	R-5E	-	-	-	-	-	-	2,867	27.09	-	-	-	-
Individual Investor #2
Idaho Falls ID

Retirement Plan	R-5E	-	-	-	-	-	-	-	-	6,742	15.59	-	-
Individual Investor
Stonington CT

HY-Rock Excavation LLC 401K Plan	R-5E	-	-	-	-	-	-	-	-	6,531	15.11	-	-
Individual Investor #1
Logandale NV

HY-Rock Excavation LLC 401K Plan	R-5E	-	-	-	-	-	-	-	-	5,980	13.83	-	-
Individual Investor #2
Logandale NV

Stevenson-Seeley Inc 401K Plan	R-5E	-	-	-	-	-	-	-	-	4,927	11.40	-	-
Individual Investor
Philadelphia PA

Egumball 401K Plan	R-5E	-	-	-	-	-	-	-	-	4,258	9.85	-	-
Individual Investor
Tustin CA

Columbia Gem House 401K RTMT Plan	R-5E	-	-	-	-	-	-	-	-	3,647	8.44	-	-
Individual Investor
Vancouver WA

401K Plan	R-5E	-	-	-	-	-	-	-	-	2,976	6.88	-	-
Individual Investor
Los Angeles CA

6-14

		WBF

Name and Address	Class	Shares Held	As % of shares outstanding

Willapa Harbor Hospital	R-5E	8,156	9.70
Retirment Plan
Individual Investor
Raymond WA

North Bridge Podiatry 401K PSP	R-5E	6,658	7.92
Individual Investor
Acton MA

401K Plan	R-5E	4,205	5.00
Individual Investor
Flint MI

Note: If a Fund is not listed, no shareholders of the Fund are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2018.

6-15

Appendix 7

Independent Auditors and Related Fees

			Audit Fees		Audit-Related Fees		Tax Fees		Aggregate Non-Audit Fees
Fund	FYE	Audit Firm	2018	2017	2018	2017	2018	2017	2018	2017
AMCAP	Feb 28/29	D&T	$98,000	$110,000	$14,000	$14,000	$14,000	$8,000	$1,124,000	$1,485,000
EUPAC	Mar 31	D&T	139,000	140,000	42,000	36,000	33,000	36,000	1,197,000	1,378,000
IGI	June 30	D&T	107,000	122,000	3,000	3,000	15,000	12,000	960,000	1,408,000
WMIF	April 30	PwC	137,000	110,000	None	None	9,000	9,000	9,000	28,000
CBF	May 31	PwC	106,000	83,000	None	None	9,000	9,000	60,000	11,000

			Audit Fees		Audit-Related Fees		Tax Fees		Aggregate Non-Audit Fees
Fund	FYE	Audit Firm	2017	2016	2017	2016	2017	2016	2017	2016
AFCTD	Oct 31	D&T	59,000	59,000	2,000	1,000	25,000	28,000	1,409,000	1,222,000
AFMF	Aug 31	PwC	78,000	71,000	None	None	7,000	7,000	7,000	37,000
AFPS	Oct 31	D&T	68,000	81,000	7,000	6,000	30,000	29,000	1,419,000	1,228,000
AFRIS	Oct 31	D&T	28,000	17,000	274	70	7,000	4,000	1,389,000	1,196,000
AFTD	Oct 31	D&T	84,000	97,000	16,000	11,000	40,000	39,000	1,438,000	1,243,000
AHIM	July 31	PwC	80,000	61,000	None	None	8,000	8,000	8,000	38,000
AHIT	Sept 30	D&T	174,000	169,000	4,000	5,000	8,000	8,000	1,364,000	1,235,000
AMBAL	Dec 31	D&T	141,000	112,000	29,000	27,000	10,000	9,000	1,554,000	1,281,000
AMF	Oct 31	D&T	96,000	105,000	12,000	11,000	8,000	8,000	1,401,000	1,211,000
BFA	Dec 31	D&T	250,000	177,000	9,000	9,000	8,000	8,000	1,533,000	1,262,000
CIB	Oct 31	PwC	177,000	182,000	None	None	9,000	9,000	62,000	22,000
DWGI	Nov 30	D&T	127,000	123,000	1,000	1,000	6,000	6,000	1,183,000	1,464,000

7-1

			Audit Fees		Audit-Related Fees		Tax Fees		Aggregate Non-Audit Fees
Fund	FYE	Audit Firm	2017	2016	2017	2016	2017	2016	2017	2016
EMBF	Dec 31	D&T	$77,000	$28,000	None	None	$3,000	None	$1,518,000	$1,244,000
FI	Dec 31	D&T	115,000	105,000	$22,000	$23,000	8,000	$11,000	1,546,000	1,278,000
GBAL	Oct 31	D&T	94,000	103,000	3,000	3,000	11,000	15,000	1,396,000	1,211,000
GFA	Aug 31	D&T	127,000	103,000	54,000	24,000	9,000	12,000	1,528,000	1,239,000
GVT	Aug 31	D&T	124,000	105,000	3,000	1,000	8,000	8,000	1,528,000	1,212,000
IBFA	Aug 31	D&T	141,000	121,000	5,000	2,000	8,000	8,000	1,477,000	1,213,000
ICA	Dec 31	D&T	124,000	113,000	22,000	23,000	8,000	8,000	1,546,000	1,275,000
IFA	July 31	D&T	184,000	165,000	30,000	30,000	11,000	10,000	1,388,000	644,000
ILBF	Nov 30	PwC	62,000	53,000	None	None	6,000	5,000	56,000	35,000
LTEX	July 31	PwC	75,000	56,000	None	None	8,000	8,000	8,000	38,000
MMF	Sept 30	PwC	50,000	53,000	None	None	7,000	7,000	58,000	35,000
NEF	Nov 30	PwC	134,000	125,000	None	None	9,000	9,000	60,000	39,000
NPF	Sept 30	D&T	92,000	98,000	14,000	18,000	14,000	14,000	1,381,000	1,254,000
NWF	Oct 31	D&T	122,000	126,000	8,000	7,000	26,000	44,000	1,445,000	1,273,000
SBF	Dec 31	D&T	74,000	26,000	None	None	3,000	None	1,518,000	1,244,000
SCWF	Sept 30	D&T	167,000	169,000	7,000	9,000	27,000	56,000	1,387,000	1,286,000
STBF	Aug 31	PwC	74,000	66,000	None	None	7,000	7,000	7,000	37,000
STEX	July 31	PwC	63,000	44,000	None	None	7,000	7,000	7,000	37,000
TEBF	July 31	PwC	126,000	108,000	None	None	17,000	8,000	17,000	38,000
TEFCA	July 31	PwC	107,000	87,000	None	None	8,000	8,000	8,000	38,000
TEFNY	July 31	PwC	75,000	56,000	None	None	7,000	7,000	7,000	37,000
WBF	Dec 31	D&T	263,000	5,000	3,000	None	16,000	None	1,535,000	105,000
WGI	Nov 30	PwC	145,000	136,000	None	None	9,000	9,000	60,000	39,000

7-2

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AMERICAN FUNDS® - PROXY CARD

FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Paul F. Roye and Erik A. Vayntrub, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholder Meeting of each Fund listed below to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on Wednesday, November 28, 2018 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposal 1A-1H, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders on November 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/afs-30092

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

AFS_30092_082218

AMERICAN FUNDS	AMERICAN FUNDS	AMERICAN FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10	Fundname11	Fundname12
Fundname13	Fundname14	Fundname15
Fundname16	Fundname17	Fundname18

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A   Proposal

1A. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Louise H. Bryson	02. Mary Anne Dolan	03. James G. Ellis	04. Pablo R. González Guajardo
05. William D. Jones	06. John C. Mazziotta	07. William R. McLaughlin	08. William L. Robbins
09. Kenneth M. Simril	10. James Terrile	11. Kathy J. Williams

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐

1B. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Elisabeth Allison	02. Vanessa C. L. Chang	03. Pablo R. González Guajardo	04. Joanna F. Jonsson
05. Carl M. Kawaja	06. Martin E. Koehler	07. Pascal Millaire	08. William I. Miller
09. Alessandro Ovi	10. Josette Sheeran	11. Amy Zegart

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐

1C. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Joseph C. Berenato	02. Mary Anne Dolan	03. John G. Freund	04. Pedro J. Greer, Jr.
05. R. Clark Hooper	06. Merit E. Janow	07. Leonade D. Jones	08. Winnie Kwan
09. Sung Lee	10. Earl Lewis, Jr.	11. Christopher E. Stone

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐

1D. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Hilda L. Applbaum	02. William H. Baribault	03. Michael C. Camuñez	04. Vanessa C. L. Chang
05. Linda Griego	06. Gregory D. Johnson	07. Leonade D. Jones	08. William D. Jones
09. James J. Postl	10. Josette Sheeran	11. Margaret Spellings	12. Isaac Stein

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐

1E. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Joseph C. Berenato	02. Joseph J. Bonner	03. Louise H. Bryson	04. Mary Anne Dolan
05. Brady L. Enright	06. John G. Freund	07. Yvonne L. Greenstreet	08. Linda Griego
09. Leonade D. Jones	10. Sharon I. Meers	11. Anne-Marie Peterson	12. Kenneth M. Simril
13. Christopher E. Stone

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐

1F. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Gina F. Adams	02. Charles E. Andrews	03. Alan N. Berro	04. Nariman Farvardin
05. Mary Davis Holt	06. R. Clark Hooper	07. Laurel B. Mitchell	08. Donald L. Nickles
09. John Knox Singleton	10. Margaret Spellings	11. Eric H. Stern	12. Lydia Waters Thomas

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐

1G. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. William H. Baribault	02. James G. Ellis	03. Nariman Farvardin	04. Michael C. Gitlin
05. Mary Davis Holt	06. R. Clark Hooper	07. Merit E. Janow	08. Laurel B. Mitchell
09. Margaret Spellings	10. Alexandra Trower	11. Bradley J. Vogt

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐

1H. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. William H. Baribault	02. James G. Ellis	03. Nariman Farvardin	04. Michael C. Gitlin
05. Mary Davis Holt	06. R. Clark Hooper	07. Merit E. Janow	08. Laurel B. Mitchell
09. Margaret Spellings	10. Alexandra Trower	11. Karl J. Zeile

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐

B   Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx AFS 30092 M xxxxxxxx	+

IMPORTANT PROXY INFORMATION	AMERICAN FUNDS® NOTICE
Your Vote Counts

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a proposal summary that requires a shareholder vote at the Special Meetings of Shareholders of the American Funds (together, the “Shareholder Meeting”).

This communication presents only an overview of the more complete proxy material that is available to you on the Internet or by mail and is NOT a form for voting.

The Proxy Statement for the Shareholder Meeting and Form of Proxy Card are available at:

https://www.proxy-direct.com/afs-30092

If you want to receive a paper copy of the proxy material or an email with a link to the proxy material, you must request them. There is no charge to you for requesting a copy. Paper material will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 19, 2018, to facilitate timely delivery. The Shareholder Meeting will be held on Wednesday, November 28, 2018, at 9:00 a.m., Pacific time, at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU ALSO CAN ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE SHAREHOLDER MEETINGS USING THE ONLINE ACCESS INSTRUCTIONS BELOW.

ACCESS MATERIAL AND VOTE OR REQUEST PAPER DELIVERY OF MATERIAL

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/afs-30092

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the material and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Material for this Shareholder Meeting.

-    Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-    If you want to elect to receive all future proxy material via U.S. mail or via email, please record your vote electronically and follow the instructions on the confirmation page.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 19, 2018, TO FACILITATE TIMELY DELIVERY.

American Funds Holdings:

AMERICAN FUNDS	AMERICAN FUNDS	AMERICAN FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18

The following matter will be considered at the Shareholder Meeting:

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE “FOR” EACH BOARD MEMBER NOMINEE:

1A.	To elect Directors/Trustees.
1B.	To elect Directors/Trustees.
1C.	To elect Directors/Trustees.
1D.	To elect Directors/Trustees.
1E.	To elect Directors/Trustees.
1F.	To elect Directors/Trustees.
1G.	To elect Directors/Trustees.
1H.	To elect Directors/Trustees

If you wish to attend and vote at the Shareholder Meeting, please bring this Notice and proper photo identification with you.

Please refer to the Proxy Material for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy material. As a shareholder, you can select the means by which you access the proxy material.

You can view the material online, or request a full set of printed material for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the material, set my preference for future shareholder meeting material, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy material electronically or request a full set of printed material.

When you are ready to vote, electronic voting is available by Internet or Touch-Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch-Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the material to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy material, how long will it take for me to receive them?

The SEC rule requires that the material be sent via first class mail within three business days of receipt of your request.

AFS_30092_NA_083118